Exhibit 99.2

Statistical Supplement Package

(unaudited)

Third Quarter 2012

Ameriprise Financial, Inc.

Statistical Supplement Information

Table of Contents

Page
Ameriprise Financial, Inc.
Statistical Supplement Presentation	4
Consolidated GAAP Income Statements	5
Consolidated Operating Results and Highlights	6
Common Share and Capital Summary	8
Segment Summary	10
Advice & Wealth Management Segment
Segment Operating Income Statements	12
Segment Metrics	13
Asset Management Segment
Segment Operating Income Statements	15
Segment Metrics	16
Columbia Asset Management Products	17
Threadneedle Asset Management Products	18
Retail Fund Performance - Columbia	19
Retail Fund Performance - Threadneedle	20
Annuities Segment
Segment Operating Income Statements	22
Segment Metrics	23
Protection Segment
Segment Operating Income Statements	25
Segment Metrics	26
Corporate & Other Segment
Segment Operating Income Statements	28
Eliminations
Operating Income Statements	29
Balance Sheet and Ratings Information
Consolidated Balance Sheets	31
Capital and Ratings Information	32
Investments	33
Non-GAAP Financial Information	34
Glossary of Selected Terminology
Glossary of Selected Terminology - Segments	35
Glossary of Selected Terminology	36
Exhibit A
Disclosed Items	38
Exhibit B
Non-GAAP Financial Measure Reconciliations	44

Statistical Supplement Package

(unaudited)

Third Quarter 2012

Consolidated Results

Ameriprise Financial, Inc.

Statistical Supplement Presentation

Third Quarter 2012

Ameriprise Financial, Inc. (“Ameriprise Financial” or “the Company”) prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”). Management believes that operating measures, which exclude net realized gains or losses; the market impact on variable annuity guaranteed living benefits, net of hedges and the related deferred sales inducement costs (“DSIC”) and deferred acquisition costs (“DAC”) amortization; integration and restructuring charges; income (loss) from discontinued operations and the impact of consolidating consolidated investment entities (“CIEs”), best reflect the underlying performance of our core operations and facilitate a more meaningful trend analysis. The Company also uses a number of non-GAAP financial measures to evaluate its financial performance on a basis comparable to that used by some securities analysts and investors. However, these measures are not a substitute for GAAP. Therefore, reconciliations to GAAP measures are provided on page 6 and in Exhibit B “Non-GAAP Financial Measure Reconciliations” on pages 44 and 45.

The market impact on variable annuity guaranteed living benefits includes changes in liability values caused by changes in financial market conditions, net of changes in associated economic hedge values.  The market impact also includes certain valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“ASC 820”), including the impact on liability values of discounting projected benefits to reflect a current estimate of RiverSource Life Insurance Company’s nonperformance spread.  Further, the market impact is net of related impacts on DAC and DSIC amortization.  The market impact relates to guaranteed minimum accumulation benefits and non-life contingent guaranteed minimum withdrawal benefits accounted for at fair value as embedded derivatives.

Operating earnings is the measure of segment profit or loss management uses to evaluate segment performance.  Operating earnings should not be viewed as a substitute for GAAP income from continuing operations before income tax provision.  Management believes the presentation of segment operating earnings as we measure it for management purposes enhances the understanding of our business by reflecting the underlying performance of our core operations and facilitating a more meaningful trend analysis.

In addition, management uses adjusted net pretax operating margin in the Asset Management segment to evaluate segment performance on a basis comparable to other asset managers.  In the Asset Management segment, operating revenues are adjusted to exclude distribution pass through revenues and subadvisory and other pass through revenues, and operating earnings are adjusted to exclude operating net investment income and amortization of intangibles.

Ameriprise Financial, Inc.

Consolidated GAAP Income Statements

Third Quarter 2012

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions, except per share amounts, unaudited)	3 Qtr 2011	4 Qtr 2011	1 Qtr 2012	2 Qtr 2012	3 Qtr 2012	2011	2012	Diff.	%	Diff.	%	Diff.	%

Revenues
Management and financial advice fees	$1,127	$1,101	$1,132	$1,152	$1,191	$3,436	$3,475	$64	6%	$39	1%	$39	3%
Distribution fees	389	371	402	396	391	1,202	1,189	2	1%	(13)	(1)%	(5)	(1)%
Net investment income	445	588	531	472	427	1,458	1,430	(18)	(4)%	(28)	(2)%	(45)	(10)%
Premiums	311	305	301	302	309	915	912	(2)	(1)%	(3)	—	7	2%
Other revenues	195	228	206	202	161	635	569	(34)	(17)%	(66)	(10)%	(41)	(20)%
Total revenues	2,467	2,593	2,572	2,524	2,479	7,646	7,575	12	—	(71)	(1)%	(45)	(2)%
Banking and deposit interest expense	12	11	11	10	11	36	32	(1)	(8)%	(4)	(11)%	1	10%
Total net revenues	2,455	2,582	2,561	2,514	2,468	7,610	7,543	13	1%	(67)	(1)%	(46)	(2)%

Expenses
Distribution expenses	641	625	666	663	667	1,934	1,996	26	4%	62	3%	4	1%
Interest credited to fixed accounts	214	222	206	209	207	634	622	(7)	(3)%	(12)	(2)%	(2)	(1)%
Benefits, claims, losses and settlement expenses	258	511	492	396	529	1,046	1,417	271	#	371	35%	133	34%
Amortization of deferred acquisition costs	202	31	31	99	67	366	197	(135)	(67)%	(169)	(46)%	(32)	(32)%
Interest and debt expense	71	96	69	72	68	221	209	(3)	(4)%	(12)	(5)%	(4)	(6)%
General and administrative expense	743	771	775	776	731	2,288	2,282	(12)	(2)%	(6)	—	(45)	(6)%
Total expenses	2,129	2,256	2,239	2,215	2,269	6,489	6,723	140	7%	234	4%	54	2%

Income from continuing operations before income tax provision	326	326	322	299	199	1,121	820	(127)	(39)%	(301)	(27)%	(100)	(33)%
Income tax provision	109	58	73	128	47	319	248	(62)	(57)%	(71)	(22)%	(81)	(63)%
Income from continuing operations	217	268	249	171	152	802	572	(65)	(30)%	(230)	(29)%	(19)	(11)%
Income (loss) from discontinued operations, net of tax	2	13	(1)	(1)	(1)	(73)	(3)	(3)	#	70	96%	—	—
Net income	219	281	248	170	151	729	569	(68)	(31)%	(160)	(22)%	(19)	(11)%
Less: Net income (loss) attributable to noncontrolling interests	(105)	45	4	(53)	(22)	(151)	(71)	83	79%	80	53%	31	58%
Net income attributable to Ameriprise Financial	$324	$236	$244	$223	$173	$880	$640	$(151)	(47)%	$(240)	(27)%	$(50)	(22)%

Net Investment Income
Investment income on fixed maturities (1)	$498	$456	$447	$444	$433	$1,425	$1,324	$(65)	(13)%	$(101)	(7)%	$(11)	(2)%
Realized gains (losses)	(2)	1	(2)	(5)	(68)	5	(75)	(66)	#	(80)	#	(63)	#
Affordable housing	(9)	(8)	(8)	(4)	(5)	(24)	(17)	4	44%	7	29%	(1)	(25)%
Other (including seed money)	23	27	33	23	24	73	80	1	4%	7	10%	1	4%
Consolidated investment entities	(65)	112	61	14	43	(21)	118	108	#	139	#	29	#
Total net investment income	$445	$588	$531	$472	$427	$1,458	$1,430	$(18)	(4)%	$(28)	(2)%	$(45)	(10)%
Earnings Per Share
Basic
Income from continuing operations	$1.35	$0.97	$1.08	$1.01	$0.81	$3.89	$2.91	$(0.54)	(40)%	$(0.98)	(25)%	$(0.20)	(20)%
Income (loss) from discontinued operations	0.01	0.06	(0.01)	—	(0.01)	(0.30)	(0.02)	(0.02)	#	0.28	93%	(0.01)	—
Net income	$1.36	$1.03	$1.07	$1.01	$0.80	$3.59	$2.89	$(0.56)	(41)%	$(0.70)	(19)%	$(0.21)	(21)%
Diluted
Income from continuing operations	$1.33	$0.95	$1.06	$0.99	$0.79	$3.81	$2.85	$(0.54)	(41)%	$(0.96)	(25)%	$(0.20)	(20)%
Income (loss) from discontinued operations	0.01	0.06	(0.01)	—	—	(0.29)	(0.01)	(0.01)	#	0.28	97%	—	—
Net income	$1.34	$1.01	$1.05	$0.99	$0.79	$3.52	$2.84	$(0.55)	(41)%	$(0.68)	(19)%	$(0.20)	(20)%
Earnings per diluted share growth (from continuing operations)	47.8%	(15.2)%	(12.4)%	(22.0)%	(40.6)%	39.1%	(25.2)%	(88.4)%		(64.2)%		(18.6)%

Weighted average common shares outstanding
Basic weighted average common shares outstanding	238.0	230.6	227.3	221.7	215.0	245.0	221.3	(23.0)	(10)%	(23.7)	(10)%	(6.7)	(3)%
Effect of potentially dilutive nonqualified stock options and other share-based awards	4.0	3.9	4.4	3.9	4.1	5.2	4.1	0.1	2%	(1.1)	(21)%	0.2	5%
Diluted weighted average common shares outstanding	242.0	234.5	231.7	225.6	219.1	250.2	225.4	(22.9)	(9)%	(24.8)	(10)%	(6.5)	(3)%

Metrics
Net revenue growth	5.2%	0.9%	1.1%	(4.2)%	0.5%	9.4%	(0.9)%	(4.7)%		(10.3)%		4.7%
Pretax income margin (2)	13.3%	12.6%	12.6%	11.9%	8.1%	14.7%	10.9%	(5.2)%		(3.8)%		(3.8)%
Effective tax rate (6)	33.2%	17.9%	22.6%	42.8%	23.8%	28.4%	30.3%	(9.4)%		1.9%		(19.0)%
Effective tax rate excluding noncontrolling interests (3)(6)	25.2%	20.7%	22.9%	36.4%	21.4%	25.1%	27.9%	(3.8)%		2.8%		(15.0)%

Ameriprise Financial shareholders’ equity / outstanding shares (4)	$38.80	$39.49	$40.58	$41.33	$43.05	$38.80	$43.05	$4.25	11%	$4.25	11%	$1.72	4%
Ameriprise Financial shareholders’ equity from continuing operations excluding AOCI / outstanding shares (3)(5)	$35.13	$36.19	$36.79	$37.00	$37.09	$35.13	$37.09	$1.96	6%	$1.96	6%	$0.09	—

(1)    Q3 2011 includes a $43M adjustment for additional bond discount amortization investment income related to prior periods resulting from revisions to the accounting classification of certain structured securities.

(2)    Calculated as income from continuing operations before income tax provision divided by total net revenues.

(3)    See non-GAAP financial information on pg 34.  Non-GAAP financial measure reconciliations can be found on pages 44 and 45.

(4)    Calculated as Ameriprise Financial shareholders’ equity divided by common shares outstanding plus common stock equivalents outstanding at period end.

(5)    Calculated as Ameriprise Financial shareholders’ equity from continuing operations excluding AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.

(6)    Q2 2012 includes a tax-related item related to incomplete data received from a third party service provider for securities lending activities in prior periods.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Consolidated Operating Results and Highlights

Third Quarter 2012

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions except per share amounts, unaudited)	3 Qtr 2011	4 Qtr 2011	1 Qtr 2012	2 Qtr 2012	3 Qtr 2012	2011	2012	Diff.	%	Diff.	%	Diff.	%

Revenues
Total net revenues	$2,455	$2,582	$2,561	$2,514	$2,468	$7,610	$7,543	$13	1%	$(67)	(1)%	$(46)	(2)%
Less revenues attributable to the CIEs	(52)	126	52	1	27	10	80	79	#	70	#	26	#
Less realized gains (losses)	(2)	1	(2)	(5)	(68)	5	(75)	(66)	#	(80)	#	(63)	#
Less integration/restructuring charges	—	—	—	—	(8)	—	(8)	(8)	—	(8)	—	(8)	—
Operating total net revenues (1)	$2,509	$2,455	$2,511	$2,518	$2,517	$7,595	$7,546	$8	—	$(49)	(1)%	$(1)	—

Earnings
Net income attributable to Ameriprise Financial	$324	$236	$244	$223	$173	$880	$640	$(151)	(47)%	$(240)	(27)%	$(50)	(22)%
Less income (loss) from discontinued operations, net of tax	2	13	(1)	(1)	(1)	(73)	(3)	(3)	#	70	96%	—	—
Net income from continuing operations attributable to Ameriprise Financial	322	223	245	224	174	953	643	(148)	(46)%	(310)	(33)%	(50)	(22)%
Integration/restructuring charges, net of tax (2)	15	14	15	17	11	48	43	(4)	(27)%	(5)	(10)%	(6)	(35)%
Market impact on variable annuity guaranteed living benefits, net of tax (2)	(50)	72	74	9	60	(32)	143	110	#	175	#	51	#
Less realized gains (losses), net of tax (2)	(2)	1	(1)	(4)	(44)	3	(49)	(42)	#	(52)	#	(40)	#
Operating earnings (1)	$289	$308	$335	$254	$289	$966	$878	$—	—	$(88)	(9)%	$35	14%

Pretax Earnings
Income from continuing operations before income tax provision	$326	$326	$322	$299	$199	$1,121	$820	$(127)	(39)%	$(301)	(27)%	$(100)	(33)%
Less net income (loss) attributable to noncontrolling interests	(105)	45	4	(53)	(22)	(151)	(71)	83	79%	80	53%	31	58%
Pretax earnings excluding CIEs	431	281	318	352	221	1,272	891	(210)	(49)%	(381)	(30)%	(131)	(37)%
Integration/restructuring charges	24	21	23	26	17	74	66	(7)	(29)%	(8)	(11)%	(9)	(35)%
Market impact on variable annuity guaranteed living benefits	(77)	111	113	16	91	(49)	220	168	#	269	#	75	#
Less realized gains (losses)	(2)	1	(2)	(5)	(68)	5	(75)	(66)	#	(80)	#	(63)	#
Pretax operating earnings (1)	$380	$412	$456	$399	$397	$1,292	$1,252	$17	4%	$(40)	(3)%	$(2)	(1)%

Pretax Operating Margin (1)(3)	15.1%	16.8%	18.2%	15.8%	15.8%	17.0%	16.6%	0.7%		(0.4)%		—

Operating Effective Tax Rate (1)(4)(5)	23.9%	25.2%	26.5%	36.3%	27.2%	25.2%	29.9%	3.3%		4.7%		(9.1)%

Weighted Average Common Shares Outstanding
Basic	238.0	230.6	227.3	221.7	215.0	245.0	221.3	(23.0)	(10)%	(23.7)	(10)%	(6.7)	(3)%
Diluted	242.0	234.5	231.7	225.6	219.1	250.2	225.4	(22.9)	(9)%	(24.8)	(10)%	(6.5)	(3)%

Operating Earnings Per Share (1)
Basic operating earnings per share	$1.21	$1.34	$1.47	$1.15	$1.34	$3.94	$3.97	$0.13	11%	$0.03	1%	$0.19	17%
Operating earnings per diluted share	$1.19	$1.31	$1.45	$1.13	$1.32	$3.86	$3.90	$0.13	11%	$0.04	1%	$0.19	17%

Return on Equity
Return on equity excluding AOCI (1)(4)	14.6%	13.9%	13.3%	12.3%	10.7%	14.6%	10.7%	(3.9)%		(3.9)%		(1.6)%
Operating return on equity excluding AOCI (1)(4)	16.2%	16.0%	16.0%	15.2%	15.4%	16.2%	15.4%	(0.8)%		(0.8)%		0.2%

(1)             See non-GAAP financial information on pg 34.

(2)             Calculated using the statutory tax rate of 35%.

(3)             Defined as pretax operating earnings as a percentage of operating total net revenues.

(4)             Non-GAAP financial measure reconciliations can be found on pg 44.

(5)             Q2 2012 includes a tax-related item related to incomplete data received from a third party service provider for securities lending activities in prior periods.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Consolidated Operating Results and Highlights

Third Quarter 2012

								Prior Year Comparisons
(in millions except per share amounts,						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
headcount and where noted, unaudited)	3 Qtr 2011	4 Qtr 2011	1 Qtr 2012	2 Qtr 2012	3 Qtr 2012	2011	2012	Diff.	%	Diff.	%	Diff.	%
Book Value
Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs / outstanding shares (1)(2)	$36.86	$37.72	$38.74	$39.63	$41.34	$36.86	$41.34	$4.48	12%	$4.48	12%	$1.71	4%
Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs and AOCI / outstanding shares (1)(3)	$33.49	$34.31	$34.84	$35.20	$35.26	$33.49	$35.26	$1.77	5%	$1.77	5%	$0.06	—

Operating Metrics
Operating total net revenue growth: Target 6 - 8%	8.4%	(2.3)%	0.7%	(2.9)%	0.3%	15.0%	(0.6)%	(8.1)%		(15.6)%		3.2%
Operating earnings per diluted share growth: Target 12 - 15%	29.3%	3.1%	9.0%	(15.0)%	10.9%	36.4%	1.0%	(18.4)%		(35.4)%		26.0%
Operating return on equity excluding AOCI: Target 15 - 18% (1)	16.2%	16.0%	16.0%	15.2%	15.4%	16.2%	15.4%	(0.8)%		(0.8)%		0.2%

Debt to Capital
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	21.0%	21.0%	20.7%	21.1%	20.9%	21.0%	20.9%	(0.1)%		(0.1)%		(0.2)%

Goodwill and Intangible Assets	$2,155	$2,143	$2,144	$2,125	$2,125	$2,155	$2,125	$(30)	(1)%	$(30)	(1)%	$—	—

Assets Under Management and Administration (4)
Advice & Wealth Management AUM	$98,185	$104,683	$114,432	$114,690	$121,675	$98,185	$121,675	$23,490	24%	$23,490	24%	$6,985	6%
Asset Management AUM	416,992	435,503	463,041	445,804	460,856	416,992	460,856	43,864	11%	43,864	11%	15,052	3%
Corporate AUM	23	23	23	25	26	23	26	3	13%	3	13%	1	4%
Eliminations	(13,876)	(12,640)	(13,973)	(16,945)	(18,080)	(13,876)	(18,080)	(4,204)	(30)%	(4,204)	(30)%	(1,135)	(7)%
Total Assets Under Management	501,324	527,569	563,523	543,574	564,477	501,324	564,477	63,153	13%	63,153	13%	20,903	4%
Total Assets Under Administration	98,612	103,753	111,361	111,177	113,986	98,612	113,986	15,374	16%	15,374	16%	2,809	3%
Total AUM and AUA	$599,936	$631,322	$674,884	$654,751	$678,463	$599,936	$678,463	$78,527	13%	$78,527	13%	$23,712	4%

Business Metrics
Total Ameriprise client assets	$293,313	$309,864	$334,086	$330,847	$344,857	$293,313	$344,857	$51,544	18%	$51,544	18%	$14,010	4%
Total branded financial advisors	9,714	9,730	9,744	9,803	9,815	9,714	9,815	101	1%	101	1%	12	—

Net Flows and Net Deposits
Branded advisor wrap	$820	$1,350	$2,887	$2,634	$2,062	$5,915	$7,583	$1,242	#	$1,668	$28%	(572)	(22)%
Asset Management	(5,225)	3,790	(4,602)	(6,648)	(3,475)	(10,692)	(14,725)	1,750	33%	(4,033)	(38)%	3,173	48%
Annuities	19	69	(101)	(324)	(396)	(174)	(821)	(415)	#	(647)	#	(72)	(22)%
Variable universal life / Universal life	(49)	(38)	(52)	(50)	(49)	(159)	(151)	—	—	8	5%	1	2%

S&P 500
Daily average	1,227	1,225	1,346	1,350	1,402	1,282	1,366	175	14%	84	7%	52	4%
Period end	1,131	1,258	1,408	1,362	1,441	1,131	1,441	310	27%	310	27%	79	6%

(1)  See non-GAAP financial information on pg 34.  Non-GAAP financial measure reconciliations can be found on pages 44 and 45.

(2)  Calculated as Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs divided by common shares outstanding plus common stock equivalents outstanding at period end.

(3)  Calculated as Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs and AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.

(4)  Excludes discontinued operations.

#      Variance of greater than 100%.

Ameriprise Financial, Inc.

Common Share and Capital Summary

Third Quarter 2012

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2011	4 Qtr 2011	1 Qtr 2012	2 Qtr 2012	3 Qtr 2012	2011	2012	Diff.	%	Diff.	%	Diff.	%
Common shares
Beginning balance	237.1	227.2	221.9	219.6	212.7	246.7	221.9	(24.4)	(10)%	(24.8)	(10)%	(6.9)	(3)%
Repurchases	(9.9)	(5.5)	(5.4)	(7.0)	(6.3)	(22.4)	(18.7)	3.6	36%	3.7	17%	0.7	10%
Issuances	0.2	0.5	3.4	0.1	1.1	3.5	4.6	0.9	#	1.1	31%	1.0	#
Other	(0.2)	(0.3)	(0.3)	—	(0.1)	(0.6)	(0.4)	0.1	50%	0.2	33%	(0.1)	—
Total common shares outstanding	227.2	221.9	219.6	212.7	207.4	227.2	207.4	(19.8)	(9)%	(19.8)	(9)%	(5.3)	(2)%
Nonforfeitable restricted stock units	5.3	5.7	5.0	5.2	5.3	5.3	5.3	—	—	—	—	0.1	2%
Total basic common shares outstanding	232.5	227.6	224.6	217.9	212.7	232.5	212.7	(19.8)	(9)%	(19.8)	(9)%	(5.2)	(2)%
Total potentially dilutive shares	3.3	4.2	4.5	3.7	4.1	3.3	4.1	0.8	24%	0.8	24%	0.4	11%
Total diluted shares	235.8	231.8	229.1	221.6	216.8	235.8	216.8	(19.0)	(8)%	(19.0)	(8)%	(4.8)	(2)%

Capital Returned to Shareholders
Dividends paid	$55	$54	$64	$78	$76	$158	$218	$21	38%	$60	38%	$(2)	(3)%
Common stock share repurchases	$447	$248	$300	$350	$340	$1,208	$990	$(107)	(24)%	$(218)	(18)%	$(10)	(3)%

Allocated Equity (1)
Advice & Wealth Management	$782	$790	$799	$814	$772	$782	$772	$(10)	(1)%	$(10)	(1)%	$(42)	(5)%
Asset Management	1,948	1,922	1,913	1,933	1,914	1,948	1,914	(34)	(2)%	(34)	(2)%	(19)	(1)%
Annuities	2,298	1,931	1,651	1,537	1,507	2,298	1,507	(791)	(34)%	(791)	(34)%	(30)	(2)%
Protection	1,698	1,710	1,716	1,703	1,676	1,698	1,676	(22)	(1)%	(22)	(1)%	(27)	(2)%
Corporate & Other	1,061	1,456	1,745	1,682	1,631	1,061	1,631	570	54%	570	54%	(51)	(3)%
Total allocated equity	$7,787	$7,809	$7,824	$7,669	$7,500	$7,787	$7,500	$(287)	(4)%	$(287)	(4)%	$(169)	(2)%

(1)  Allocated equity equals Ameriprise Financial shareholders’ equity from continuing operations excluding consolidated investment entities less AOCI.  Allocated equity is not adjusted for non-operating items except for CIEs and the net of assets and liabilities held for sale.

#    Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

Third Quarter 2012

Segment Results

Ameriprise Financial, Inc.

Segment Summary

Third Quarter 2012

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2011	4 Qtr 2011	1 Qtr 2012	2 Qtr 2012	3 Qtr 2012	2011	2012	Diff.	%	Diff.	%	Diff.	%

Segment Summary
Advice & Wealth Management
Operating total net revenues	$938	$905	$954	$953	$961	$2,808	$2,868	$23	2%	$60	2%	$8	1%
Operating expenses	822	822	860	842	842	2,485	2,544	20	2%	59	2%	—	—
Pretax operating earnings	$116	$83	$94	$111	$119	$323	$324	$3	3%	$1	—	$8	7%

Allocated equity	$782	$790	$799	$814	$772	$782	$772	$(10)	(1)%	$(10)	(1)%	$(42)	(5)%
Operating return on allocated equity (2)	42.7%	40.1%	38.5%	36.7%	36.5%	42.7%	36.5%	(6.2)%		(6.2)%		(0.2)%
Pretax operating margin	12.4%	9.2%	9.9%	11.6%	12.4%	11.5%	11.3%	—		(0.2)%		0.8%

Asset Management
Operating total net revenues	$705	$702	$711	$707	$733	$2,195	$2,151	$28	4%	$(44)	(2)%	$26	4%
Operating expenses	586	575	580	577	578	1,794	1,735	(8)	(1)%	(59)	(3)%	1	—
Pretax operating earnings	$119	$127	$131	$130	$155	$401	$416	$36	30%	$15	4%	$25	19%

Allocated equity	$1,948	$1,922	$1,913	$1,933	$1,914	$1,948	$1,914	$(34)	(2)%	$(34)	(2)%	$(19)	(1)%
Operating return on allocated equity (2)	22.0%	20.4%	20.1%	18.9%	20.1%	22.0%	20.1%	(1.9)%		(1.9)%		1.2%
Pretax operating margin	16.9%	18.1%	18.4%	18.4%	21.1%	18.3%	19.3%	4.2%		1.0%		2.7%

Operating total net revenues	$705	$702	$711	$707	$733	$2,195	$2,151	$28	4%	$(44)	(2)%	$26	4%
Distribution pass thru revenues	(207)	(201)	(207)	(203)	(203)	(632)	(613)	4	2%	19	3%	—	—
Subadvisory and other pass thru revenues	(91)	(100)	(96)	(95)	(105)	(285)	(296)	(14)	(15)%	(11)	(4)%	(10)	(11)%
Adjusted operating revenues (1)	$407	$401	$408	$409	$425	$1,278	$1,242	$18	4%	$(36)	(3)%	$16	4%

Pretax operating earnings	$119	$127	$131	$130	$155	$401	$416	$36	30%	$15	4%	$25	19%
Operating net investment income	4	(11)	(5)	(2)	(5)	—	(12)	(9)	#	(12)	—	(3)	#
Amortization of intangibles	10	10	10	10	10	30	30	—	—	—	—	—	—
Adjusted operating earnings (1)	$133	$126	$136	$138	$160	$431	$434	$27	20%	$3	1%	$22	16%

Adjusted net pretax operating margin (1)(3)	32.7%	31.4%	33.3%	33.7%	37.6%	33.7%	34.9%	4.9%		1.2%		3.9%

Annuities
Operating total net revenues	$688	$634	$628	$628	$632	$1,996	$1,888	$(56)	(8)%	$(108)	(5)%	$4	1%
Operating expenses	553	470	439	512	541	1,535	1,492	(12)	(2)%	(43)	(3)%	29	6%
Pretax operating earnings	$135	$164	$189	$116	$91	$461	$396	$(44)	(33)%	$(65)	(14)%	$(25)	(22)%

Allocated equity	$2,298	$1,931	$1,651	$1,537	$1,507	$2,298	$1,507	$(791)	(34)%	$(791)	(34)%	$(30)	(2)%
Operating return on allocated equity (2)	23.4%	23.3%	24.1%	23.1%	22.5%	23.4%	22.5%	(0.9)%		(0.9)%		(0.6)%
Pretax operating margin	19.6%	25.9%	30.1%	18.5%	14.4%	23.1%	21.0%	(5.2)%		(2.1)%		(4.1)%

Protection
Operating total net revenues	$502	$529	$522	$528	$496	$1,540	$1,546	$(6)	(1)%	$6	—	$(32)	(6)%
Operating expenses	432	416	415	419	407	1,267	1,241	(25)	(6)%	(26)	(2)%	(12)	(3)%
Pretax operating earnings	$70	$113	$107	$109	$89	$273	$305	$19	27%	$32	12%	$(20)	(18)%

Allocated equity	$1,698	$1,710	$1,716	$1,703	$1,676	$1,698	$1,676	$(22)	(1)%	$(22)	(1)%	$(27)	(2)%
Operating return on allocated equity (2)	14.2%	15.7%	15.8%	16.4%	17.5%	14.2%	17.5%	3.3%		3.3%		1.1%
Pretax operating margin	13.9%	21.4%	20.5%	20.6%	17.9%	17.7%	19.7%	4.0%		2.0%		(2.7)%

Corporate & Other
Operating total net revenues	$(7)	$(6)	$8	$7	$5	$9	$20	$12	#	$11	#	$(2)	(29)%
Operating expenses	53	69	73	74	62	175	209	9	17%	34	19%	(12)	(16)%
Pretax operating loss	$(60)	$(75)	$(65)	$(67)	$(57)	$(166)	$(189)	$3	5%	$(23)	(14)%	$10	15%

(1)         See non-GAAP financial information on pg 34.

(2)         Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(3)         Calculated as adjusted operating earnings as a percentage of adjusted operating revenues.

#  Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

Third Quarter 2012

Advice & Wealth Management Segment

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

Third Quarter 2012

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2011	4 Qtr 2011	1 Qtr 2012	2 Qtr 2012	3 Qtr 2012	2011	2012	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$401	$395	$412	$430	$438	$1,195	$1,280	$37	9%	$85	7%	$8	2%
Distribution fees	461	443	471	454	452	1,406	1,377	(9)	(2)%	(29)	(2)%	(2)	—
Net investment income	73	64	64	64	63	197	191	(10)	(14)%	(6)	(3)%	(1)	(2)%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	15	15	18	15	18	46	51	3	20%	5	11%	3	20%
Total revenues	950	917	965	963	971	2,844	2,899	21	2%	55	2%	8	1%
Banking and deposit interest expense	12	12	11	10	10	36	31	(2)	(17)%	(5)	(14)%	—	—
Operating total net revenues	938	905	954	953	961	2,808	2,868	23	2%	60	2%	8	1%

Expenses
Distribution expenses	547	541	574	565	572	1,662	1,711	25	5%	49	3%	7	1%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	275	281	286	277	270	823	833	(5)	(2)%	10	1%	(7)	(3)%
Operating expenses	822	822	860	842	842	2,485	2,544	20	2%	59	2%	—	—
Pretax operating earnings	$116	$83	$94	$111	$119	$323	$324	$3	3%	$1	—	$8	7%

Pretax operating margin	12.4%	9.2%	9.9%	11.6%	12.4%	11.5%	11.3%	—		(0.2)%		0.8%

Return on Equity
Allocated equity	$782	$790	$799	$814	$772	$782	$772	$(10)	(1)%	$(10)	(1)%	$(42)	(5)%
Operating return on allocated equity (1)	42.7%	40.1%	38.5%	36.7%	36.5%	42.7%	36.5%	(6.2)%		(6.2)%		(0.2)%

On-balance sheet deposits	$9,294	$9,482	$9,568	$9,678	$9,652	$9,294	$9,652	$358	4%	$358	4%	$(26)	—

(1)      Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

Third Quarter 2012

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions, except headcount and where noted, unaudited)	3 Qtr 2011	4 Qtr 2011	1 Qtr 2012	2 Qtr 2012	3 Qtr 2012	2011	2012	Diff.	%	Diff.	%	Diff.	%
Product Information
Certificates and Banking - Combined
Pretax operating earnings	$35	$24	$25	$27	$24	$77	$76	$(11)	(31)%	$(1)	(1)%	$(3)	(11)%
Allocated equity	$534	$542	$553	$568	$528	$534	$528	$(6)	(1)%	$(6)	(1)%	$(40)	(7)%
Operating return on allocated equity (1)	16.0%	14.9%	14.9%	14.7%	13.0%	16.0%	13.0%	(3.0)%		(3.0)%		(1.7)%

Wealth Management & Distribution
Pretax operating earnings	$81	$59	$69	$84	$95	$246	$248	$14	17%	$2	1%	$11	13%
Allocated equity	$248	$248	$246	$246	$244	$248	$244	$(4)	(2)%	$(4)	(2)%	$(2)	(1)%
Operating return on allocated equity (1)	95.2%	91.6%	88.5%	84.9%	88.3%	95.2%	88.3%	(6.9)%		(6.9)%		3.4%

Financial Plans
Branded financial plan net cash sales	$51	$59	$55	$56	$49	$159	$160	$(2)	(4)%	$1	1%	$(7)	(13)%

Financial Advisors
Employee advisors	2,182	2,230	2,266	2,311	2,328	2,182	2,328	146	7%	146	7%	17	1%
Franchisee advisors	7,532	7,500	7,478	7,492	7,487	7,532	7,487	(45)	(1)%	(45)	(1)%	(5)	—
Total branded financial advisors	9,714	9,730	9,744	9,803	9,815	9,714	9,815	101	1%	101	1%	12	—

Operating total net revenues per financial advisor (in thousands) (2)	$97	$93	$98	$97	$98	$291	$293	$1	1%	$2	1%	$1	1%

Advisor Retention
Employee	90.5%	91.5%	92.1%	92.2%	91.5%	90.5%	91.5%	1.0%		1.0%		(0.7)%
Franchisee	94.6%	94.6%	94.1%	94.3%	93.8%	94.6%	93.8%	(0.8)%		(0.8)%		(0.5)%

Total Client Assets (at period end)	$293,313	$309,864	$334,086	$330,847	$344,857	$293,313	$344,857	$51,544	18%	$51,544	18%	$14,010	4%

Total Wrap Accounts
Beginning assets	$105,863	$96,947	$103,385	$113,128	$113,414	$97,514	$103,385	$7,551	7%	$5,871	6%	$286	—
Net flows	820	1,350	2,887	2,634	2,062	5,915	7,583	1,242	#	1,668	28%	(572)	(22)%
Market appreciation (depreciation) and other	(9,736)	5,088	6,856	(2,348)	5,078	(6,482)	9,586	14,814	#	16,068	#	7,426	#
Total wrap ending assets	$96,947	$103,385	$113,128	$113,414	$120,554	$96,947	$120,554	$23,607	24%	$23,607	24%	$7,140	6%

(1)  Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(2)  Year-to-date is sum of current and prior quarters for the year under review.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

Third Quarter 2012

Asset Management Segment

Ameriprise Financial, Inc.

Asset Management Segment

Third Quarter 2012

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2011	4 Qtr 2011	1 Qtr 2012	2 Qtr 2012	3 Qtr 2012	2011	2012	Diff.	%	Diff.	%	Diff.	%

Operating Income Statements
Revenues
Management and financial advice fees	$599	$588	$586	$592	$620	$1,846	$1,798	$21	4%	$(48)	(3)%	$28	5%
Distribution fees	108	104	111	111	109	346	331	1	1%	(15)	(4)%	(2)	(2)%
Net investment income	(4)	11	5	2	5	—	12	9	#	12	—	3	#
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	3	—	9	3	(1)	5	11	(4)	#	6	#	(4)	#
Total revenues	706	703	711	708	733	2,197	2,152	27	4%	(45)	(2)%	25	4%
Banking and deposit interest expense	1	1	—	1	—	2	1	(1)	#	(1)	(50)%	(1)	#
Operating total net revenues	705	702	711	707	733	2,195	2,151	28	4%	(44)	(2)%	26	4%

Expenses
Distribution expenses	276	267	274	272	276	828	822	—	—	(6)	(1)%	4	1%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	5	4	3	5	4	15	12	(1)	(20)%	(3)	(20)%	(1)	(20)%
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	305	304	303	300	298	951	901	(7)	(2)%	(50)	(5)%	(2)	(1)%
Operating expenses	586	575	580	577	578	1,794	1,735	(8)	(1)%	(59)	(3)%	1	—

Pretax operating earnings	$119	$127	$131	$130	$155	$401	$416	$36	30%	$15	4%	$25	19%

Pretax operating margin	16.9%	18.1%	18.4%	18.4%	21.1%	18.3%	19.3%	4.2%		1.0%		2.7%

Operating total net revenues	$705	$702	$711	$707	$733	$2,195	$2,151	$28	4%	$(44)	(2)%	$26	4%
Distribution pass thru revenues	(207)	(201)	(207)	(203)	(203)	(632)	(613)	4	2%	19	3%	—	—
Subadvisory and other pass thru revenues	(91)	(100)	(96)	(95)	(105)	(285)	(296)	(14)	(15)%	(11)	(4)%	(10)	(11)%
Adjusted operating revenues (1)	$407	$401	$408	$409	$425	$1,278	$1,242	$18	4%	$(36)	(3)%	$16	4%

Pretax operating earnings	$119	$127	$131	$130	$155	$401	$416	$36	30%	$15	4%	$25	19%
Operating net investment income	4	(11)	(5)	(2)	(5)	—	(12)	(9)	#	(12)	—	(3)	#
Amortization of intangibles	10	10	10	10	10	30	30	—	—	—	—	—	—
Adjusted operating earnings (1)	$133	$126	$136	$138	$160	$431	$434	$27	20%	$3	1%	$22	16%

Adjusted net pretax operating margin (1)(3)	32.7%	31.4%	33.3%	33.7%	37.6%	33.7%	34.9%	4.9%		1.2%		3.9%

Return on Equity
Allocated equity	$1,948	$1,922	$1,913	$1,933	$1,914	$1,948	$1,914	$(34)	(2)%	$(34)	(2)%	$(19)	(1)%
Operating return on allocated equity (2)	22.0%	20.4%	20.1%	18.9%	20.1%	22.0%	20.1%	(1.9)%		(1.9)%		1.2%

(1)             See non-GAAP financial information on pg 34.

(2)             Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(3)             Calculated as adjusted operating earnings as a percentage of adjusted operating revenues.

#  Variance of greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment

Third Quarter 2012

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2011	4 Qtr 2011	1 Qtr 2012	2 Qtr 2012	3 Qtr 2012	2011	2012	Diff.	%	Diff.	%	Diff.	%

Total Managed Asset Net Flows
Columbia managed asset net flows	$(4,478)	$(8,907)	$(5,122)	$(5,401)	$(3,498)	$(7,781)	$(14,021)	$980	22%	$(6,240)	(80)%	$1,903	35%
Threadneedle managed asset net flows (1)	(756)	12,612	260	(2,436)	(165)	(2,030)	(2,341)	591	78%	(311)	(15)%	2,271	93%
Sub-advised eliminations (1)	9	85	260	1,189	188	(881)	1,637	179	#	2,518	#	(1,001)	(84)%
Total managed asset net flows	$(5,225)	$3,790	$(4,602)	$(6,648)	$(3,475)	$(10,692)	$(14,725)	$1,750	33%	$(4,033)	(38)%	$3,173	48%

Total Managed Assets Reconciliations
Columbia managed assets	$324,654	$326,119	$344,006	$331,934	$339,943	$324,654	$339,943	$15,289	5%	$15,289	5%	$8,009	2%
Threadneedle managed assets	96,465	113,573	123,340	116,630	123,705	96,465	123,705	27,240	28%	27,240	28%	7,075	6%
Sub-advised eliminations	(4,127)	(4,189)	(4,305)	(2,760)	(2,792)	(4,127)	(2,792)	1,335	32%	1,335	32%	(32)	(1)%
Total managed assets	$416,992	$435,503	$463,041	$445,804	$460,856	$416,992	$460,856	$43,864	11%	$43,864	11%	$15,052	3%

Total Managed Assets by Type
Equity	$198,911	$209,933	$231,893	$213,448	$224,136	$198,911	$224,136	$25,225	13%	$25,225	13%	$10,688	5%
Fixed income	190,025	196,542	202,256	204,340	209,742	190,025	209,742	19,717	10%	19,717	10%	5,402	3%
Money market	6,258	7,465	6,869	6,871	6,766	6,258	6,766	508	8%	508	8%	(105)	(2)%
Alternative	10,117	9,271	9,313	8,817	7,365	10,117	7,365	(2,752)	(27)%	(2,752)	(27)%	(1,452)	(16)%
Hybrid and other	11,681	12,292	12,710	12,328	12,847	11,681	12,847	1,166	10%	1,166	10%	519	4%
Total managed assets by type	$416,992	$435,503	$463,041	$445,804	$460,856	$416,992	$460,856	$43,864	11%	$43,864	11%	$15,052	3%

(1)             Threadneedle net flows in Q2 2012 include $1.2 billion of outflows primarily due to a change in subadvisory relationship between Threadneedle and Columbia.  These outflows are eliminated at the segment level.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment - Columbia

Third Quarter 2012

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2011	4 Qtr 2011	1 Qtr 2012	2 Qtr 2012	3 Qtr 2012	2011	2012	Diff.	%	Diff.	%	Diff.	%

Columbia Managed Assets Rollforward
Retail Funds
Beginning assets	$225,368	$194,130	$204,843	$221,429	$211,376	$218,460	$204,843	$(13,992)	(6)%	$(13,617)	(6)%	$(10,053)	(5)%
Mutual fund inflows	9,639	8,451	10,717	9,158	8,446	30,742	28,321	(1,193)	(12)%	(2,421)	(8)%	(712)	(8)%
Mutual fund outflows	(12,349)	(11,702)	(14,267)	(14,821)	(10,204)	(36,919)	(39,292)	2,145	17%	(2,373)	(6)%	4,617	31%
Net VP/VIT fund flows	388	417	279	(33)	(160)	1,163	86	(548)	#	(1,077)	(93)%	(127)	#
Net new flows	(2,322)	(2,834)	(3,271)	(5,696)	(1,918)	(5,014)	(10,885)	404	17%	(5,871)	#	3,778	66%
Reinvested dividends	384	1,963	342	1,986	474	2,795	2,802	90	23%	7	—	(1,512)	(76)%
Net flows	(1,938)	(871)	(2,929)	(3,710)	(1,444)	(2,219)	(8,083)	494	25%	(5,864)	#	2,266	61%
Distributions	(579)	(2,559)	(534)	(2,297)	(642)	(3,655)	(3,473)	(63)	(11)%	182	5%	1,655	72%
Market appreciation (depreciation) and other (2)	(28,721)	14,143	20,049	(4,046)	9,549	(18,456)	25,552	38,270	#	44,008	#	13,595	#
Total ending assets	194,130	204,843	221,429	211,376	218,839	194,130	218,839	24,709	13%	24,709	13%	7,463	4%

% of total retail assets sub-advised	18.3%	18.2%	18.2%	20.5%	20.5%	18.3%	20.5%	2.3%		2.3%		0.1%

Institutional
Beginning assets	89,355	81,906	73,270	75,024	72,753	89,406	73,270	(16,602)	(19)%	(16,136)	(18)%	(2,271)	(3)%
Inflows	4,508	4,376	4,176	3,720	4,366	14,019	12,262	(142)	(3)%	(1,757)	(13)%	646	17%
Outflows	(6,889)	(11,445)	(6,063)	(5,114)	(4,911)	(18,724)	(16,088)	1,978	29%	2,636	14%	203	4%
Net flows	(2,381)	(7,069)	(1,887)	(1,394)	(545)	(4,705)	(3,826)	1,836	77%	879	19%	849	61%
Market appreciation (depreciation) and other (1)	(5,068)	(1,567)	3,641	(877)	2,266	(2,795)	5,030	7,334	#	7,825	#	3,143	#
Total ending assets	81,906	73,270	75,024	72,753	74,474	81,906	74,474	(7,432)	(9)%	(7,432)	(9)%	1,721	2%

Alternative
Beginning assets	9,446	8,955	8,124	8,253	7,782	9,971	8,124	(1,664)	(18)%	(1,847)	(19)%	(471)	(6)%
Inflows	123	93	96	165	415	415	676	292	#	261	63%	250	#
Outflows	(282)	(1,060)	(402)	(462)	(1,924)	(1,272)	(2,788)	(1,642)	#	(1,516)	#	(1,462)	#
Net flows	(159)	(967)	(306)	(297)	(1,509)	(857)	(2,112)	(1,350)	#	(1,255)	#	(1,212)	#
Market appreciation (depreciation) and other	(332)	136	435	(174)	81	(159)	342	413	#	501	#	255	#
Total ending assets	8,955	8,124	8,253	7,782	6,354	8,955	6,354	(2,601)	(29)%	(2,601)	(29)%	(1,428)	(18)%

Affiliated General Account Assets	39,865	40,021	39,402	40,113	40,359	39,865	40,359	494	1%	494	1%	246	1%

Other and Eliminations	(202)	(139)	(102)	(90)	(83)	(202)	(83)	119	59%	119	59%	7	8%
Total Columbia managed assets	$324,654	$326,119	$344,006	$331,934	$339,943	$324,654	$339,943	$15,289	5%	$15,289	5%	$8,009	2%

Total Columbia net flows	$(4,478)	$(8,907)	$(5,122)	$(5,401)	$(3,498)	$(7,781)	$(14,021)	$980	22%	$(6,240)	(80)%	$1,903	35%

(1)     Included in Market appreciation (depreciation) and other for Institutional funds in the 4th quarter of 2011 are ($4.7B) due to the transfer of assets from Separately Managed Accounts (SMAs) to Unified Managed Accounts (UMAs).

(2)     Included in Market appreciation (depreciation) and other for retail funds in the 2nd quarter of 2012 are $3B due to the transfer of Active Diversified Portfolio assets from non-proprietary to proprietary funds.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment - Threadneedle

Third Quarter 2012

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2011	4 Qtr 2011	1 Qtr 2012	2 Qtr 2012	3 Qtr 2012	2011	2012	Diff.	%	Diff.	%	Diff.	%

Threadneedle Managed Assets Rollforward
Retail Funds
Beginning assets	$36,638	$30,097	$31,809	$36,345	$33,329	$33,394	$31,809	$(3,309)	(9)%	$(1,585)	(5)%	$(3,016)	(8)%
Mutual fund inflows	4,304	3,530	4,516	3,324	4,148	13,614	11,988	(156)	(4)%	(1,626)	(12)%	824	25%
Mutual fund outflows (2)	(5,498)	(3,041)	(3,399)	(4,589)	(2,800)	(13,489)	(10,788)	2,698	49%	2,701	20%	1,789	39%
Net new flows	(1,194)	489	1,117	(1,265)	1,348	125	1,200	2,542	#	1,075	#	2,613	#
Reinvested dividends	13	84	14	51	4	84	69	(9)	(69)%	(15)	(18)%	(47)	(92)%
Net flows	(1,181)	573	1,131	(1,214)	1,352	209	1,269	2,533	#	1,060	#	2,566	#
Distributions	(180)	(213)	(74)	(156)	(67)	(398)	(297)	113	63%	101	25%	89	57%
Market appreciation (depreciation)	(4,550)	1,296	2,387	(1,233)	1,172	(3,721)	2,326	5,722	#	6,047	#	2,405	#
Foreign currency translation (1)	(915)	(128)	1,033	(610)	969	(41)	1,392	1,884	#	1,433	#	1,579	#
Other	285	184	59	197	168	654	424	(117)	(41)%	(230)	(35)%	(29)	(15)%
Total ending assets	30,097	31,809	36,345	33,329	36,923	30,097	36,923	6,826	23%	6,826	23%	3,594	11%

Institutional
Beginning assets	72,485	65,206	80,617	85,935	82,266	70,916	80,617	9,781	13%	9,701	14%	(3,669)	(4)%
Inflows	2,529	15,270	2,778	1,854	1,941	6,416	6,573	(588)	(23)%	157	2%	87	5%
Outflows	(2,115)	(3,161)	(3,542)	(3,047)	(3,404)	(8,507)	(9,993)	(1,289)	(61)%	(1,486)	(17)%	(357)	(12)%
Net flows	414	12,109	(764)	(1,193)	(1,463)	(2,091)	(3,420)	(1,877)	#	(1,329)	(64)%	(270)	(23)%
Market appreciation (depreciation)	(6,171)	3,211	3,115	(1,603)	1,951	(5,068)	3,463	8,122	#	8,531	#	3,554	#
Foreign currency translation (1)	(1,957)	(373)	2,437	(1,615)	2,446	17	3,268	4,403	#	3,251	#	4,061	#
Other	435	464	530	742	571	1,432	1,843	136	31%	411	29%	(171)	(23)%
Total ending assets	65,206	80,617	85,935	82,266	85,771	65,206	85,771	20,565	32%	20,565	32%	3,505	4%

Alternative
Beginning assets	1,279	1,162	1,147	1,060	1,035	1,338	1,147	(244)	(19)%	(191)	(14)%	(25)	(2)%
Inflows	105	31	—	—	67	251	67	(38)	(36)%	(184)	(73)%	67	—
Outflows	(94)	(101)	(107)	(29)	(121)	(399)	(257)	(27)	(29)%	142	36%	(92)	#
Net flows	11	(70)	(107)	(29)	(54)	(148)	(190)	(65)	#	(42)	(28)%	(25)	(86)%
Market appreciation (depreciation)	(103)	(4)	(27)	3	(12)	(81)	(36)	91	88%	45	56%	(15)	#
Foreign currency translation (1)	(39)	(3)	33	(19)	29	2	43	68	#	41	#	48	#
Other	14	62	14	20	13	51	47	(1)	(7)%	(4)	(8)%	(7)	(35)%
Total ending assets	1,162	1,147	1,060	1,035	1,011	1,162	1,011	(151)	(13)%	(151)	(13)%	(24)	(2)%

Total Threadneedle managed assets	$96,465	$113,573	$123,340	$116,630	$123,705	$96,465	$123,705	$27,240	28%	$27,240	28%	$7,075	6%

Total Threadneedle net flows	$(756)	$12,612	$260	$(2,436)	$(165)	$(2,030)	$(2,341)	$591	78%	$(311)	(15)%	$2,271	93%

(1)  Amounts represent British Pound to US dollar conversion.

(2)  Retail fund outflows in Q2 2012 include $1.2 billion primarily due to a change in subadvisory relationship between Threadneedle and Columbia.  These outflows are eliminated at the segment level.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment - Columbia

Third Quarter 2012

Mutual Fund Rankings in top 2 Lipper Quartiles

		3 Qtr 2011	4 Qtr 2011	1 Qtr 2012	2 Qtr 2012	3 Qtr 2012
Domestic Equity
Equal weighted	1 year	54%	37%	46%	43%	54%
	3 year	48%	48%	60%	56%	47%
	5 year	66%	61%	63%	60%	57%
Asset weighted	1 year	56%	38%	59%	62%	64%
	3 year	60%	39%	76%	76%	69%
	5 year	60%	58%	60%	75%	72%
International Equity
Equal weighted	1 year	33%	61%	83%	63%	67%
	3 year	41%	65%	65%	41%	50%
	5 year	50%	50%	64%	57%	64%
Asset weighted	1 year	18%	71%	93%	84%	80%
	3 year	61%	77%	75%	15%	65%
	5 year	66%	65%	84%	73%	80%
Taxable Fixed Income
Equal weighted	1 year	70%	85%	85%	75%	70%
	3 year	58%	55%	45%	45%	65%
	5 year	68%	68%	68%	74%	74%
Asset weighted	1 year	85%	93%	95%	82%	72%
	3 year	56%	64%	44%	53%	80%
	5 year	73%	73%	75%	81%	81%
Tax Exempt Fixed Income
Equal weighted	1 year	100%	95%	90%	90%	85%
	3 year	100%	85%	95%	95%	95%
	5 year	95%	95%	90%	90%	95%
Asset weighted	1 year	100%	85%	82%	83%	77%
	3 year	100%	84%	85%	85%	86%
	5 year	99%	99%	98%	98%	99%
Asset Allocation Funds
Equal weighted	1 year	95%	86%	91%	91%	40%
	3 year	57%	48%	67%	71%	85%
	5 year	57%	57%	52%	52%	85%
Asset weighted	1 year	92%	85%	92%	92%	43%
	3 year	88%	79%	89%	90%	91%
	5 year	88%	88%	88%	90%	91%

Number of funds with 4 or 5 Morningstar star ratings
Overall		54	52	56	56	53
3 year		48	46	53	53	52
5 year		46	49	49	45	43

Percent of funds with 4 or 5 Morningstar star ratings
Overall		46%	44%	47%	47%	47%
3 year		41%	39%	44%	45%	46%
5 year		41%	44%	44%	41%	41%

Percent of assets with 4 or 5 Morningstar star ratings
Overall		58%	59%	66%	64%	66%
3 year		39%	40%	53%	40%	47%
5 year		41%	42%	44%	43%	43%

Mutual fund performance rankings are based on the performance of Class Z fund shares for Columbia branded mutual funds.  In instances where a fund’s Class Z shares do not have a full one, three or five year track record, performance for an older share class of the same fund, typically Class A shares, is utilized for the period before Class Z shares were launched.  No adjustments to the historical track records are made to account for differences in fund expenses between share classes of a fund.

Equal Weighted Rankings in Top 2 Quartiles:  Counts the number of funds with above median ranking divided by the total number of funds.  Asset size is not a factor.

Asset Weighted Rankings in Top 2 Quartiles:  Sums the total assets of the funds with above median ranking (using Class Z and appended Class Z) divided by total assets of all funds.  Funds with more assets will receive a greater share of the total percentage above or below median.

Aggregated data includes all Columbia branded mutual funds.

Ameriprise Financial, Inc.

Asset Management Segment - Threadneedle

Third Quarter 2012

Retail Fund Rankings in Top 2 Morningstar Quartiles or Above Index Benchmark

		3 Qtr 2011	4 Qtr 2011	1 Qtr 2012	2 Qtr 2012	3 Qtr 2012
Equity
Equal weighted	1 year	65%	65%	73%	65%	59%
	3 year	78%	72%	73%	85%	78%
	5 year	86%	86%	86%	80%	83%
Asset weighted	1 year	67%	68%	84%	87%	61%
	3 year	82%	76%	78%	91%	80%
	5 year	90%	86%	87%	86%	88%

Fixed Income
Equal weighted	1 year	64%	69%	79%	67%	92%
	3 year	69%	77%	85%	64%	76%
	5 year	73%	82%	82%	64%	73%
Asset weighted	1 year	58%	69%	80%	39%	99%
	3 year	62%	75%	80%	41%	52%
	5 year	91%	97%	97%	68%	75%

Allocation (Managed) Funds
Equal weighted	1 year	50%	33%	67%	0%	67%
	3 year	83%	67%	50%	67%	67%
	5 year	100%	100%	100%	100%	83%
Asset weighted	1 year	54%	14%	80%	0%	77%
	3 year	87%	49%	41%	78%	77%
	5 year	100%	100%	100%	100%	86%

The performance of each fund is measured on a consistent basis against the most appropriate benchmark - a peer group of similar funds or an index.

Equal weighted:  Counts the number of funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total number of funds.  Asset size is not a factor.

Asset weighted:  Sums the assets of the funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total sum of assets in the funds.  Funds with more assets will receive a greater share of the total percentage above or below median or index.

Aggregated Allocation (Managed) Funds include funds that invest in other funds of the Threadneedle range including those funds that invest in both equity and fixed income.

Aggregated Threadneedle data includes funds on the Threadneedle platform sub-advised by Columbia as well as advisors not affiliated with Ameriprise Financial, Inc.

Statistical Supplement Package

(unaudited)

Third Quarter 2012

Annuities Segment

Ameriprise Financial, Inc.

Annuities Segment

Third Quarter 2012

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2011	4 Qtr 2011	1 Qtr 2012	2 Qtr 2012	3 Qtr 2012	2011	2012	Diff.	%	Diff.	%	Diff.	%

Operating Income Statements
Revenues
Management and financial advice fees	$152	$154	$160	$159	$163	$468	$482	$11	7%	$14	3%	$4	3%
Distribution fees	80	76	76	78	82	236	236	2	3%	—	—	4	5%
Net investment income	344	304	293	287	276	975	856	(68)	(20)%	(119)	(12)%	(11)	(4)%
Premiums	44	34	32	28	30	127	90	(14)	(32)%	(37)	(29)%	2	7%
Other revenues	68	66	67	76	81	190	224	13	19%	34	18%	5	7%
Total revenues	688	634	628	628	632	1,996	1,888	(56)	(8)%	(108)	(5)%	4	1%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating total net revenues	688	634	628	628	632	1,996	1,888	(56)	(8)%	(108)	(5)%	4	1%

Expenses
Distribution expenses	103	97	100	97	98	303	295	(5)	(5)%	(8)	(3)%	1	1%
Interest credited to fixed accounts	178	186	171	174	173	528	518	(5)	(3)%	(10)	(2)%	(1)	(1)%
Benefits, claims, losses and settlement expenses	96	93	78	121	143	312	342	47	49%	30	10%	22	18%
Amortization of deferred acquisition costs	124	38	34	57	72	226	163	(52)	(42)%	(63)	(28)%	15	26%
Interest and debt expense	1	—	1	—	—	1	1	(1)	#	—	—	—	—
General and administrative expense	51	56	55	63	55	165	173	4	8%	8	5%	(8)	(13)%
Operating expenses	553	470	439	512	541	1,535	1,492	(12)	(2)%	(43)	(3)%	29	6%
Pretax operating earnings	$135	$164	$189	$116	$91	$461	$396	$(44)	(33)%	$(65)	(14)%	$(25)	(22)%

Pretax operating margin	19.6%	25.9%	30.1%	18.5%	14.4%	23.1%	21.0%	(5.2)%		(2.1)%		(4.1)%

Return on Equity
Allocated equity	$2,298	$1,931	$1,651	$1,537	$1,507	$2,298	$1,507	$(791)	(34)%	$(791)	(34)%	$(30)	(2)%
Operating return on allocated equity (1)	23.4%	23.3%	24.1%	23.1%	22.5%	23.4%	22.5%	(0.9)%		(0.9)%		(0.6)%

Market impact on variable annuity guaranteed living benefits (2)
Risk margin and nonperformance spread impact	$263	$(56)	$(60)	$99	$(32)	$272	$7	$(295)	#	$(265)	(97)%	$(131)	#
Other	(186)	(55)	(53)	(115)	(59)	(223)	(227)	127	68%	(4)	(2)%	56	49%
Total VA guaranteed living benefit impact excluded from operating earnings	$77	$(111)	$(113)	$(16)	$(91)	$49	$(220)	$(168)	#	$(269)	#	$(75)	#

Total annuity net flows	$19	$69	$(101)	$(324)	$(396)	$(174)	$(821)	$(415)	#	$(647)	#	$(72)	(22)%

(1) Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(2) Guaranteed Minimum Withdrawal Benefit (GMWB) and Guaranteed Minimum Accumulation Benefit (GMAB) only, net of hedges, DSIC and DAC amortization.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Annuities Segment

Third Quarter 2012

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2011	4 Qtr 2011	1 Qtr 2012	2 Qtr 2012	3 Qtr 2012	2011	2012	Diff.	%	Diff.	%	Diff.	%

Product Information
Variable Annuities
Pretax operating earnings	$60	$118	$133	$83	$31	$247	$247	$(29)	(48)%	$—	—	$(52)	(63)%
Allocated equity	$1,001	$593	$359	$273	$269	$1,001	$269	$(732)	(73)%	$(732)	(73)%	$(4)	(1)%
Operating return on allocated equity (1)	36.0%	38.4%	44.7%	47.9%	52.4%	36.0%	52.4%	16.4%		16.4%		4.5%

Fixed Annuities (2)
Pretax operating earnings	$75	$46	$56	$33	$60	$214	$149	$(15)	(20)%	$(65)	(30)%	$27	82%
Allocated equity	$1,297	$1,338	$1,292	$1,264	$1,238	$1,297	$1,238	$(59)	(5)%	$(59)	(5)%	$(26)	(2)%
Operating return on allocated equity (1)	16.6%	15.0%	13.8%	11.8%	10.9%	16.6%	10.9%	(5.7)%		(5.7)%		(0.9)%

Variable Annuities Rollforward
Beginning balance	$65,223	$58,934	$62,343	$66,960	$65,197	$62,637	$62,343	$(26)	—	$(294)	—	$(1,763)	(3)%
Deposits	1,554	1,553	1,593	1,178	1,126	4,846	3,897	(428)	(28)%	(949)	(20)%	(52)	(4)%
Withdrawals and terminations	(1,375)	(1,326)	(1,507)	(1,325)	(1,308)	(4,400)	(4,140)	67	5%	260	6%	17	1%
Net flows	179	227	86	(147)	(182)	446	(243)	(361)	#	(689)	#	(35)	(24)%
Investment performance and interest credited	(6,468)	3,182	4,531	(1,611)	2,504	(4,149)	5,424	8,972	#	9,573	#	4,115	#
Other	—	—	—	(5)	(4)	—	(9)	(4)	—	(9)	—	1	20%
Total ending balance - contract accumulation values	$58,934	$62,343	$66,960	$65,197	$67,515	$58,934	$67,515	$8,581	15%	$8,581	15%	$2,318	4%

Variable annuities fixed sub-accounts	$4,797	$4,847	$4,849	$4,822	$4,833	$4,797	$4,833	$36	1%	$36	1%	$11	—

Fixed Annuities Rollforward
Beginning balance	$14,242	$14,210	$14,193	$14,133	$14,088	$14,441	$14,193	$(154)	(1)%	$(248)	(2)%	$(45)	—
Deposits	132	144	133	122	91	348	346	(41)	(31)%	(2)	(1)%	(31)	(25)%
Withdrawals and terminations	(292)	(302)	(320)	(299)	(305)	(968)	(924)	(13)	(4)%	44	5%	(6)	(2)%
Net flows	(160)	(158)	(187)	(177)	(214)	(620)	(578)	(54)	(34)%	42	7%	(37)	(21)%
Policyholder interest credited	128	133	127	127	127	389	381	(1)	(1)%	(8)	(2)%	—	—
Other	—	8	—	5	—	—	5	—	—	5	—	(5)	#
Total ending balance - contract accumulation values	$14,210	$14,193	$14,133	$14,088	$14,001	$14,210	$14,001	$(209)	(1)%	$(209)	(1)%	$(87)	(1)%

Capitalized interest	$1	$1	$1	$1	$1	$4	$3	$—	—	$(1)	(25)%	$—	—

Payout Annuities Reserve Balance	$2,151	$2,153	$2,148	$2,150	$2,151	$2,151	$2,151	$—	—	$—	—	$1	—

Tax Equivalent Spread - Fixed Annuities (3)
Gross rate of return on invested assets (4)(5)	6.1%	6.0%	5.9%	5.7%	5.6%	6.2%	5.7%	(0.5)%		(0.5)%		(0.1)%
Crediting rate excluding capitalized interest	(3.7)%	(3.7)%	(3.7)%	(3.6)%	(3.6)%	(3.7)%	(3.6)%	0.1%		0.1%		—
Tax equivalent margin spread	2.4%	2.3%	2.2%	2.1%	2.0%	2.5%	2.1%	(0.4)%		(0.4)%		(0.1)%

Total Variable Annuities DAC
Beginning balance	$1,529	$1,429	$1,491	$1,549	$1,533	$1,508	$1,491	$4	—	$(17)	(1)%	$(16)	(1)%
Capitalization	49	49	48	38	40	153	126	(9)	(18)%	(27)	(18)%	2	5%
Amortization due to market impact on VA guaranteed living benefits	(42)	41	36	(5)	26	(36)	57	68	#	93	#	31	#
Amortization per income statement	(101)	(27)	(24)	(47)	(78)	(183)	(149)	23	23%	34	19%	(31)	(66)%
Other	(6)	(1)	(2)	(2)	(14)	(13)	(18)	(8)	#	(5)	(38)%	(12)	#
Total ending balance	$1,429	$1,491	$1,549	$1,533	$1,507	$1,429	$1,507	$78	5%	$78	5%	$(26)	(2)%

Total Fixed Annuities DAC
Beginning balance	$146	$115	$108	$86	$74	$169	$108	$(72)	(49)%	$(61)	(36)%	$(12)	(14)%
Capitalization	2	4	3	3	2	7	8	—	—	1	14%	(1)	(33)%
Amortization per income statement	(23)	(11)	(10)	(10)	6	(43)	(14)	29	#	29	67%	16	#
Other	(10)	—	(15)	(5)	(11)	(18)	(31)	(1)	(10)%	(13)	(72)%	(6)	#
Total ending balance	$115	$108	$86	$74	$71	$115	$71	$(44)	(38)%	$(44)	(38)%	$(3)	(4)%

(1) Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(2) Includes payout annuities.

(3) Attributable to interest sensitive products only, which has been approximately 99% of the total ending fixed annuities accumulation values in the periods reported.  The asset earnings rate is a calculated yield based on specifically assigned assets.

(4) In the 3rd quarter of 2011 through the 3rd quarter of 2012, the Gross rates of return on invested assets were impacted by outstanding repurchase agreements.  Without these positions, the Gross rates of return on invested assets would have been 5.8%, 5.7%, 5.7%, 5.5% and 5.4% respectively.

(5) The Gross rate of return on invested assets for the 3rd quarter 2011 is shown net of an adjustment for additional bond discount amortization investment income related to prior periods resulting from revisions to the accounting classification of certain structured securities.  Including the adjustment, the Gross rate of return on invested assets in the 3rd quarter 2011 is 7.1%.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

Third Quarter 2012

Protection Segment

Ameriprise Financial, Inc.

Protection Segment

Third Quarter 2012

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2011	4 Qtr 2011	1 Qtr 2012	2 Qtr 2012	3 Qtr 2012	2011	2012	Diff.	%	Diff.	%	Diff.	%

Operating Income Statements
Revenues
Management and financial advice fees	$13	$14	$14	$13	$14	$42	$41	$1	8%	$(1)	(2)%	$1	8%
Distribution fees	24	25	23	23	22	70	68	(2)	(8)%	(2)	(3)%	(1)	(4)%
Net investment income	107	103	106	106	110	323	322	3	3%	(1)	—	4	4%
Premiums	271	276	273	278	283	800	834	12	4%	34	4%	5	2%
Other revenues	87	112	107	108	67	305	282	(20)	(23)%	(23)	(8)%	(41)	(38)%
Total revenues	502	530	523	528	496	1,540	1,547	(6)	(1)%	7	—	(32)	(6)%
Banking and deposit interest expense	—	1	1	—	—	—	1	—	—	1	—	—	—
Operating total net revenues	502	529	522	528	496	1,540	1,546	(6)	(1)%	6	—	(32)	(6)%

Expenses
Distribution expenses	16	15	15	18	16	47	49	—	—	2	4%	(2)	(11)%
Interest credited to fixed accounts	36	36	35	35	34	106	104	(2)	(6)%	(2)	(2)%	(1)	(3)%
Benefits, claims, losses and settlement expenses	281	266	265	264	269	819	798	(12)	(4)%	(21)	(3)%	5	2%
Amortization of deferred acquisition costs	31	30	30	32	17	89	79	(14)	(45)%	(10)	(11)%	(15)	(47)%
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	68	69	70	70	71	206	211	3	4%	5	2%	1	1%
Operating expenses	432	416	415	419	407	1,267	1,241	(25)	(6)%	(26)	(2)%	(12)	(3)%
Pretax operating earnings	$70	$113	$107	$109	$89	$273	$305	$19	27%	$32	12%	$(20)	(18)%

Pretax operating margin	13.9%	21.4%	20.5%	20.6%	17.9%	17.7%	19.7%	4.0%		2.0%		(2.7)%

Return on Equity
Allocated equity	$1,698	$1,710	$1,716	$1,703	$1,676	$1,698	$1,676	$(22)	(1)%	$(22)	(1)%	$(27)	(2)%
Operating return on allocated equity (1)	14.2%	15.7%	15.8%	16.4%	17.5%	14.2%	17.5%	3.3%		3.3%		1.1%

Product Information
Long Term Care
Pretax operating earnings	$11	$3	$2	$2	$(2)	$29	$2	$(13)	#	$(27)	(93)%	$(4)	#
Allocated equity	$429	$423	$436	$442	$442	$429	$442	$13	3%	$13	3%	$—	—
Operating return on allocated equity (1)	5.1%	4.3%	3.5%	2.8%	0.8%	5.1%	0.8%	(4.3)%		(4.3)%		(2.0)%

Protection excluding Long Term Care
Pretax operating earnings	$59	$110	$105	$107	$91	$244	$303	$32	54%	$59	24%	$(16)	(15)%
Allocated equity	$1,269	$1,287	$1,280	$1,261	$1,234	$1,269	$1,234	$(35)	(3)%	$(35)	(3)%	$(27)	(2)%
Operating return on allocated equity (1)	18.4%	20.5%	20.7%	21.4%	23.2%	18.4%	23.2%	4.8%		4.8%		1.8%

(1)         Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Protection Segment

Third Quarter 2012

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2011	4 Qtr 2011	1 Qtr 2012	2 Qtr 2012	3 Qtr 2012	2011	2012	Diff.	%	Diff.	%	Diff.	%

Cash Sales
VUL / UL (1)	$46	$51	$56	$60	$68	$131	$184	$22	48%	$53	40%	$8	13%
Term and whole life	3	2	3	3	2	8	8	(1)	(33)%	—	—	(1)	(33)%
Disability insurance	2	1	1	2	1	5	4	(1)	(50)%	(1)	(20)%	(1)	(50)%
Auto and home	199	186	197	200	217	570	614	18	9%	44	8%	17	9%
Total cash sales	$250	$240	$257	$265	$288	$714	$810	$38	15%	$96	13%	$23	9%

VUL / UL Policyholder Account Balances
Beginning balance	$9,694	$8,862	$9,216	$9,740	$9,502	$9,492	$9,216	$(192)	(2)%	$(276)	(3)%	$(238)	(2)%
Premiums and deposits	221	231	232	231	236	671	699	15	7%	28	4%	5	2%
Investment performance and interest	(784)	393	575	(188)	307	(472)	694	1,091	#	1,166	#	495	#
Withdrawals and surrenders	(270)	(269)	(284)	(281)	(285)	(830)	(850)	(15)	(6)%	(20)	(2)%	(4)	(1)%
Other	1	(1)	1	—	—	1	1	(1)	#	—	—	—	—
Total ending balance	$8,862	$9,216	$9,740	$9,502	$9,760	$8,862	$9,760	$898	10%	$898	10%	$258	3%

Premiums by Product
Term and whole life	$13	$13	$12	$13	$12	$40	$37	$(1)	(8)%	$(3)	(8)%	$(1)	(8)%
Disability insurance	41	40	40	40	40	122	120	(1)	(2)%	(2)	(2)%	—	—
Long term care	29	31	28	29	29	87	86	—	—	(1)	(1)%	—	—
Auto and home	184	188	189	192	198	539	579	14	8%	40	7%	6	3%
Intercompany premiums	4	4	4	4	4	12	12	—	—	—	—	—	—
Total premiums by product	$271	$276	$273	$278	$283	$800	$834	$12	4%	$34	4%	$5	2%

Auto and Home Insurance
Policy count (thousands)	687	696	708	725	742	687	742	55	8%	55	8%	17	2%
Loss ratio	94.5%	81.7%	80.4%	85.0%	82.8%	90.4%	82.7%	(11.7)%		(7.7)%		(2.2)%
Expense ratio	15.5%	16.4%	15.5%	15.0%	14.8%	15.4%	15.1%	(0.7)%		(0.3)%		(0.2)%
Combined ratio	110.0%	98.1%	95.9%	100.0%	97.6%	105.8%	97.8%	(12.4)%		(8.0)%		(2.4)%

DAC Rollforward
Life and Health
Beginning balance	$837	$816	$814	$809	$797	$844	$814	$(40)	(5)%	$(30)	(4)%	$(12)	(1)%
Capitalization	17	18	16	18	17	51	51	—	—	—	—	(1)	(6)%
Amortization per income statement	(21)	(19)	(19)	(21)	(6)	(58)	(46)	15	71%	12	21%	15	71%
Other	(17)	(1)	(2)	(9)	(15)	(21)	(26)	2	12%	(5)	(24)%	(6)	(67)%
Total ending balance	$816	$814	$809	$797	$793	$816	$793	$(23)	(3)%	$(23)	(3)%	$(4)	(1)%

Life Insurance in Force	$191,429	$191,262	$190,872	$190,746	$190,862	$191,429	$190,862	$(567)	—	$(567)	—	$116	—

Net Amount at Risk	$46,758	$45,544	$44,360	$43,874	$43,077	$46,758	$43,077	$(3,681)	(8)%	$(3,681)	(8)%	$(797)	(2)%

Net Policyholder Reserves
VUL / UL	$7,928	$8,290	$8,818	$8,577	$8,840	$7,928	$8,840	$912	12%	$912	12%	$263	3%
Term and whole life	236	237	236	235	233	236	233	(3)	(1)%	(3)	(1)%	(2)	(1)%
Disability insurance	519	521	525	526	527	519	527	8	2%	8	2%	1	—
Long term care and other	2,548	2,569	2,590	2,557	2,581	2,548	2,581	33	1%	33	1%	24	1%
Auto and home loss and LAE reserves	350	350	344	345	339	350	339	(11)	(3)%	(11)	(3)%	(6)	(2)%
Total net policyholder reserves	$11,581	$11,967	$12,513	$12,240	$12,520	$11,581	$12,520	$939	8%	$939	8%	$280	2%

(1)  Includes lump sum deposits.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

Third Quarter 2012

Corporate & Other Segment

Ameriprise Financial, Inc.

Corporate & Other Segment

Third Quarter 2012

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2011	4 Qtr 2011	1 Qtr 2012	2 Qtr 2012	3 Qtr 2012	2011	2012	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$—	$(1)	$—	$—	$(1)	$—	$(1)	$(1)	—	$(1)	—	$(1)	—
Distribution fees	—	—	—	—	—	—	—	—	—	—	—	—	—
Net investment income	(7)	(7)	4	4	5	(20)	13	12	#	33	#	1	25%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	—	1	4	3	1	29	8	1	—	(21)	(72)%	(2)	(67)%
Total revenues	(7)	(7)	8	7	5	9	20	12	#	11	#	(2)	(29)%
Banking and deposit interest expense	—	(1)	—	—	—	—	—	—	—	—	—	—	—
Operating total net revenues	(7)	(6)	8	7	5	9	20	12	#	11	#	(2)	(29)%

Expenses
Distribution expenses	—	—	—	—	—	1	—	—	—	(1)	#	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	23	23	22	24	24	72	70	1	4%	(2)	(3)%	—	—
General and administrative expense	30	46	51	50	38	102	139	8	27%	37	36%	(12)	(24)%
Operating expenses	53	69	73	74	62	175	209	9	17%	34	19%	(12)	(16)%
Pretax operating loss	$(60)	$(75)	$(65)	$(67)	$(57)	$(166)	$(189)	$3	5%	$(23)	(14)%	$10	15%

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Eliminations (1)

Third Quarter 2012

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2011	4 Qtr 2011	1 Qtr 2012	2 Qtr 2012	3 Qtr 2012	2011	2012	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$(29)	$(29)	$(30)	$(32)	$(32)	$(86)	$(94)	$(3)	(10)%	$(8)	(9)%	$—	—
Distribution fees	(284)	(277)	(279)	(270)	(274)	(856)	(823)	10	4%	33	4%	(4)	(1)%
Net investment income	(1)	—	—	—	—	(1)	—	1	#	1	#	—	—
Premiums	(4)	(5)	(4)	(4)	(4)	(12)	(12)	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—	—	—	—	—	—	—
Total revenues	(318)	(311)	(313)	(306)	(310)	(955)	(929)	8	3%	26	3%	(4)	(1)%
Banking and deposit interest expense	(1)	(2)	(1)	(1)	—	(2)	(2)	1	#	—	—	1	#
Operating total net revenues	(317)	(309)	(312)	(305)	(310)	(953)	(927)	7	2%	26	3%	(5)	(2)%

Expenses
Distribution expenses	(301)	(295)	(297)	(289)	(295)	(907)	(881)	6	2%	26	3%	(6)	(2)%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	(16)	(14)	(15)	(16)	(15)	(46)	(46)	1	6%	—	—	1	6%
Operating expenses	(317)	(309)	(312)	(305)	(310)	(953)	(927)	7	2%	26	3%	(5)	(2)%
Pretax operating earnings	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—

(1)  The majority of the amounts represent the impact of inter-segment transfer pricing for both revenues and expenses.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

Third Quarter 2012

Balance Sheet and Ratings Information

Ameriprise Financial, Inc.

Consolidated Balance Sheets

Third Quarter 2012

(in millions, unaudited)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012

Assets
Cash and cash equivalents	$2,664	$2,781	$2,312	$2,721	$3,325
Cash of consolidated investment entities	429	470	562	551	607
Investments	38,295	38,775	39,104	38,874	38,702
Investments of consolidated investment entities	5,160	4,789	4,815	4,690	4,587
Separate account assets	63,237	66,780	71,635	69,303	71,919
Receivables	5,313	5,559	5,473	5,499	5,528
Receivables of consolidated investment entities	51	59	43	38	56
Deferred acquisition costs	2,390	2,440	2,472	2,431	2,397
Restricted and segregated cash and investments	1,673	1,793	1,875	1,763	2,060
Other assets	8,117	7,751	7,429	8,319	8,224
Other assets of consolidated investment entities	1,171	1,110	1,037	1,081	1,159
Assets held for sale	165	—	—	—	—
Total Assets	$128,665	$132,307	$136,757	$135,270	$138,564

Liabilities
Future policy benefits and claims	$31,631	$31,710	$30,994	$31,675	$31,595
Separate account liabilities	63,237	66,780	71,635	69,303	71,919
Customer deposits	9,624	9,850	9,961	10,079	10,048
Short-term borrowings	504	504	504	498	500
Long-term debt	2,404	2,393	2,381	2,403	2,413
Debt of consolidated investment entities	5,529	5,178	5,231	5,213	5,221
Accounts payable and accrued expenses	1,005	1,048	887	978	1,145
Accounts payable and accrued expenses of consolidated investment entities	25	17	20	24	25
Other liabilities	4,747	5,033	5,272	5,376	5,779
Other liabilities of consolidated investment entities	162	100	123	108	98
Liabilities held for sale	60	—	—	—	—
Total Liabilities	118,928	122,613	127,008	125,657	128,743

Equity
Ameriprise Financial
Common shares ($.01 par)	3	3	3	3	3
Additional paid-in capital	6,182	6,237	6,237	6,287	6,363
Retained earnings	5,479	5,603	5,845	5,990	6,087
Appropriated retained earnings of consolidated investment entities	380	428	440	394	390
Treasury stock	(3,772)	(4,034)	(4,261)	(4,611)	(4,953)
Accumulated other comprehensive income, net of tax	749	751	851	942	1,267
Total Ameriprise Financial Shareholders’ Equity	9,021	8,988	9,115	9,005	9,157

Noncontrolling interests	716	706	634	608	664
Total Equity	9,737	9,694	9,749	9,613	9,821
Total Liabilities and Equity	$128,665	$132,307	$136,757	$135,270	$138,564

Ameriprise Financial, Inc.

Capital and Ratings Information

Third Quarter 2012

(in millions unless otherwise noted, unaudited)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012

Long-term Debt Summary
Senior notes	$2,098	$2,099	$2,087	$2,109	$2,119
Junior subordinated notes	306	294	294	294	294
Total Ameriprise Financial long-term debt	2,404	2,393	2,381	2,403	2,413
Non-recourse debt of consolidated investment entities	5,529	5,178	5,231	5,213	5,221
Total long-term debt	$7,933	$7,571	$7,612	$7,616	$7,634

Total Ameriprise Financial long-term debt	$2,404	$2,393	$2,381	$2,403	$2,413
Fair value of hedges and unamortized discount	(148)	(149)	(137)	(159)	(169)
Total Ameriprise Financial long-term debt excluding fair value of hedges and unamortized discount (1)	$2,256	$2,244	$2,244	$2,244	$2,244

Total equity (3)	$9,737	$9,694	$9,749	$9,613	$9,821
Noncontrolling interests	(716)	(706)	(634)	(608)	(664)
Total Ameriprise Financial shareholders’ equity	9,021	8,988	9,115	9,005	9,157
Assets and liabilities held for sale	(105)	—	—	—	—
Equity of consolidated investment entities	(347)	(402)	(413)	(370)	(365)
Total Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs (1)	$8,569	$8,586	$8,702	$8,635	$8,792

Total Ameriprise Financial capital	$11,425	$11,381	$11,496	$11,408	$11,570
Total Ameriprise Financial capital from continuing operations excluding fair value of hedges, unamortized discount and equity of CIEs (1)	$10,825	$10,830	$10,946	$10,879	$11,036

Debt to capital
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	21.0%	21.0%	20.7%	21.1%	20.9%
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital from continuing operations excluding fair value of hedges, unamortized discount and equity of CIEs (1)	20.8%	20.7%	20.5%	20.6%	20.3%

Ratings (as of September 30, 2012 earnings release date)	A.M. Best Company	Standard & Poor’s Rating Services	Moody’s Investors Service, Inc.	Fitch Ratings Ltd.
Claims Paying Ratings (2)
RiverSource Life Insurance Company	A+	AA-	Aa3	AA-
IDS Property Casualty Ins. Company	A	N/R	N/R	N/R

Debt Ratings (2)
Ameriprise Financial, Inc.	a-	A	A3	A-

(1)  See non-GAAP financial information on pg 34.  Non-GAAP financial measure reconciliations can be found on page 45.

(2)  For the most current ratings information, please see the individual rating agency’s website.

(3)  Includes accumulated other comprehensive income, net of tax.

     N/R - Not Rated.

Ameriprise Financial, Inc.

Ameriprise Financial Investments (1)

Third Quarter 2012

(in millions unless otherwise noted, unaudited)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012

Cash and cash equivalents	$2,664	$2,781	$2,312	$2,721	$3,325

Investments - Ending Balances
Available-for-Sale Securities
Corporate debt securities	17,343	18,040	18,393	18,425	18,787

Residential mortgage backed securities	7,433	7,396	7,358	7,234	6,940
Commercial mortgage backed securities	4,885	4,719	4,584	4,442	4,270
Asset backed securities	2,034	1,985	2,056	2,015	1,904
Total mortgage and other asset backed securities	14,352	14,100	13,998	13,691	13,114

State and municipal obligations	2,083	2,130	2,113	2,172	2,229
US government and agencies obligations	73	71	68	68	61
Foreign government bonds and obligations	127	144	205	216	223
Common and preferred stocks	8	9	11	10	11
Other AFS	26	11	17	8	—
Total other	2,317	2,365	2,414	2,474	2,524
Total available-for-sale securities	34,012	34,505	34,805	34,590	34,425

Commercial mortgage loans	2,555	2,624	2,650	2,584	2,570
Allowance for loan losses	(35)	(35)	(35)	(33)	(29)
Commercial mortgage loans, net	2,520	2,589	2,615	2,551	2,541

Policy loans	741	742	741	750	752
Other investments	1,022	939	943	983	984
Total investments	38,295	38,775	39,104	38,874	38,702
Total cash, cash equivalents and investments	$40,959	$41,556	$41,416	$41,595	$42,027

Net unrealized gain Available-for-Sale Securities	$2,006	$2,058	$2,187	$2,434	$3,092

AFS Fixed Maturity Asset Quality - %
AAA	37%	35%	34%	33%	32%
AA	6%	6%	6%	6%	6%
AFS securities AA and above	43%	41%	40%	39%	38%
A	16%	16%	17%	18%	18%
BBB	36%	38%	38%	38%	39%
Below investment grade	5%	5%	5%	5%	5%
Total AFS fixed maturity asset quality - %	100%	100%	100%	100%	100%

Fair Value of Below Investment Grade Investments as a % of Total Cash and Investments	5%	5%	5%	5%	5%

(1) Investments excluding investments of CIEs.

Ameriprise Financial, Inc.

Non-GAAP Financial Information

Ameriprise Financial, Inc. (the Company) prepares its financial statements in accordance with accounting principles generally accepted in the United States (U.S. GAAP).  This report includes information on both a U.S. GAAP and non-GAAP basis.  Management believes that the presentation of these non-GAAP financial measures best reflect the underlying performance of the Company and facilitate a more meaningful trend analysis.  Management uses certain of these non-GAAP measures to evaluate our financial performance on a basis comparable to that used by some securities analysts and investors. Also, certain of these non-GAAP measures are taken into consideration, to varying degrees, for purposes of business planning and analysis and certain compensation-related matters.  See the reconciliations on pages 6, 15, 44 and 45.

These non-GAAP measures include:

• Adjusted net pretax operating margin;

• Adjusted operating earnings;

• Adjusted operating revenues;

• Ameriprise Financial shareholders’ equity from continuing operations excluding AOCI;

• Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs;

• Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs and AOCI;

• Basic operating earnings per share;

• Effective tax rate excluding noncontrolling interests;

• Operating earnings;

• Operating earnings per diluted share;

• Operating effective tax rate;

• Operating return on equity excluding AOCI;

• Operating total net revenues;

• Pretax operating earnings;

• Pretax operating margin;

• Return on equity excluding AOCI;

• Total Ameriprise Financial capital from continuing operations excluding fair value of hedges, unamortized discount and equity of CIEs;

• Total Ameriprise Financial long-term debt excluding fair value of hedges and unamortized discount;

• Total Ameriprise Financial long-term debt to total Ameriprise Financial capital from continuing operations excluding fair value of hedges, unamortized discount and equity of CIEs

Reclassification

Certain prior period information has been restated to conform to current period presentation.

Ameriprise Financial, Inc.

Glossary of Selected Terminology - Segments

Advice & Wealth Management - This segment provides financial planning and advice, as well as full service brokerage and banking services, primarily to retail clients through our financial advisors. Ameriprise financial advisors utilize a diversified selection of both affiliated and non-affiliated products to help clients meet their financial needs. A significant portion of revenues in this segment is fee-based, driven by the level of client assets, which is impacted by both market movements and net asset flows. We also earn net investment income on invested assets primarily from certificate and banking products. This segment earns revenues (distribution fees) for distributing non-affiliated products and earns intersegment revenues (distribution fees) for distributing our affiliated products and services to our retail clients. Intersegment expenses for this segment include expenses for investment management services provided by our Asset Management segment.

Asset Management - This segment provides investment advice and investment products to retail and institutional clients. Columbia Management Investment Advisers, LLC (Columbia) predominantly provides U.S. domestic products and services and Threadneedle Asset Management Holdings Sàrl (Threadneedle) predominantly provides international investment products and services. Columbia retail products are distributed through our Advice & Wealth Management segment and also through unaffiliated third party financial institutions, including distribution through Bank of America and its affiliates. Institutional products and services are primarily sold through our institutional sales force. Threadneedle retail products are primarily distributed through third parties. Retail products include mutual funds and variable product funds underlying insurance and annuity separate accounts. Institutional asset management services are designed to meet specific client objectives and may involve a range of products including those that focus on traditional asset classes, separately managed accounts, individually managed accounts, collateralized loan obligations, hedge funds, collective funds and property funds. Revenues in this segment are primarily earned as fees based on managed asset balances, which are impacted by both market movements and net asset flows. In addition to the products and services provided to third party clients, management teams serving our Asset Management segment provide all intercompany asset management services. The fees for all such services are reflected within the Asset Management segment results through intersegment transfer pricing. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management, Annuities and Protection segments.

Annuities - This segment provides variable and fixed annuity products of RiverSource Life companies to retail clients. Our variable annuity products are distributed through affiliated financial advisors.  Our fixed annuity products are distributed through affiliated advisors as well as unaffiliated advisors through third-party distribution. Revenues for our variable annuity products are primarily earned as fees based on underlying account balances, which are impacted by both market movements and net asset flows. Revenues for our fixed annuity products are primarily earned as net investment income on invested assets supporting fixed account balances, with profitability significantly impacted by the spread between net investment income earned and interest credited on the fixed account balances. We also earn net investment income on invested assets supporting reserves for immediate annuities and for certain guaranteed benefits offered with variable annuities and on capital supporting the business. Intersegment revenues for this segment reflect fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of certain funds under the variable annuity contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Protection - This segment offers a variety of protection products to address the protection and risk management needs of our retail clients including life, disability income and property-casualty insurance. Life and disability income products are primarily distributed through Ameriprise advisors. Our property-casualty products are sold direct, primarily through affinity relationships. We issue insurance policies through our life insurance subsidiaries and property casualty companies. The primary sources of revenues for this segment are premiums, fees, and charges we receive to assume insurance-related risk. We earn net investment income on invested assets supporting insurance reserves and capital supporting the business. We also receive fees based on the level of assets supporting variable universal life separate account balances. This segment earns intersegment revenues from fees paid by the Asset Management segment for marketing support and other services provided in connection with the availability of certain funds under the variable universal life contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Corporate & Other - This segment consists of net investment income on corporate level assets, including excess capital held in our subsidiaries and other unallocated equity and other revenues from various investments as well as unallocated corporate expenses.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Adjusted Net Pretax Operating Margin - An internal measure designed to calculate operating margins similar to how asset management companies define operating margins. A ratio representing adjusted operating earnings as a percentage of adjusted operating revenues for the asset management segment.

Adjusted Operating Earnings - Asset management segment pretax operating earnings less operating net investment income plus amortization of intangibles.

Adjusted Operating Revenues - Asset management segment operating total net revenues less pass through distribution revenue and subadvisory and other pass through revenues.

Affiliated General Account Assets - Balance sheet assets from various affiliates managed and reported by Columbia.

Allocated Equity - The internal allocation of consolidated Ameriprise Financial shareholders’ equity, excluding accumulated other comprehensive income (loss), CIEs, and the net of assets and liabilities held for sale is based on management’s best estimate of capital required by the business, and may include capital for contingencies.  Equity is allocated to our operating segments for purposes of measuring segment return on allocated equity.  Allocated equity does not represent insurance company risk-based capital or other regulatory capital requirements applicable to us and certain of our subsidiaries.  For the Corporate & Other segment, allocated equity also includes any equity available after equity has been allocated to the operating segments. Allocated equity is not adjusted for non-operating items except for CIEs and the net of assets and liabilities held for sale.

Alternative Assets - Assets reported by the Company that include Hedge Funds and Collateralized Debt Obligations (“CDO”).

Ameriprise Financial - Ameriprise Financial includes ownership interests in subsidiaries that are attributable, directly or indirectly, to Ameriprise Financial, Inc. and excludes noncontrolling interests.

AOCI - Accumulated other comprehensive income (loss), net of tax.

Assets Under Administration - Assets under administration include assets for which we provide administrative services such as client assets invested in other companies’ products that we offer outside of our wrap accounts. These assets include those held in clients’ brokerage accounts. We generally record fees received from administered assets as distribution fees. We do not exercise management discretion over these assets and do not earn a management fee. These assets are not reported on our Consolidated Balance Sheets. Assets under administration also include certain assets on our Consolidated Balance Sheets for which we do not provide investment management services and do not recognize management fees, such as investments in non-affiliated funds held in the separate accounts of our life insurance subsidiaries. These assets do not include assets under advisement, for which we provide model portfolios but do not have full discretionary investment authority.

Assets Under Management - Assets under management include assets for which we provide investment management services, such as the assets of the Columbia funds and Threadneedle funds, assets of institutional clients, and client assets held in wrap and personal trust accounts as well as assets managed by sub-advisors selected by us. Assets under management also include certain assets on our Consolidated Balance Sheets for which we provide investment management services and recognize management fees in our Asset Management segment, such as the assets of the general account, RiverSource Variable Product funds held in the separate accounts of our life insurance subsidiaries, client assets of CIEs, and bank deposits. These assets do not include assets under advisement, for which we provide model portfolios, but do not have full discretionary investment authority.

Auto & Home Insurance - Personal auto and home protection products marketed directly to customers through marketing affiliates such as Costco Wholesale Corporation and Ford Motor Credit Company. We sell these products through our auto and home subsidiary, IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance).

Cash Sales - Cash sales are the dollar value volume indicator that captures gross new cash inflows which generate product revenue streams to our company. This includes primarily “client initiated” activity that results in an incremental increase in assets or premiums in force (but doesn’t need to result in time of sale revenue), or activity that doesn’t increase assets or premiums in force, but generates “fee revenue”.

Consolidated Investment Entities (“CIEs”) - CIEs include certain property and hedge funds as well as the variable interest entities required to be consolidated under current accounting standards.

DAC Rollforward Other - We record unrealized securities gains (losses) in accumulated other comprehensive income (loss), net of income tax provision (benefit) and net of adjustments in other asset and liability balances, such as DAC, to reflect the expected impact on their carrying values had the unrealized securities gains (losses) been realized as of the respective balance sheet dates.

Deferred Acquisition Costs and Amortization - Deferred acquisition costs (“DAC”) represent the direct costs of acquiring new protection and annuity contracts, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of life, disability income, long term care, auto, and home insurance and annuities.  DAC also includes deferred direct sales commissions on certain mutual fund products. These costs are deferred to the extent they are directly related to the acquisition of new business and are recoverable from future profits.

Life Insurance in Force - The total amount of all life insurance death benefits currently insured by our company.

Market Impact on Variable Annuity Guaranteed Living Benefits - The impact of changes in financial market conditions on benefit costs associated with variable annuity guaranteed living benefits accounted for as embedded derivatives, net of changes in associated economic hedge values and net of related impacts on DAC and DSIC amortization.  This market impact includes the risk margin and nonperformance spread impact.

Net Amount at Risk - Life insurance in force less policyholder reserves net of reinsurance.

Net Flows - Sales less redemptions and miscellaneous flows which may include reinvested dividends.

Net New Flows - Mutual or VP/VIT fund inflows less outflows.

Operating Earnings - Net income attributable to Ameriprise Financial less integration/restructuring charges, net of tax, market impact on variable annuity guaranteed living benefits, net of tax, income (loss) from discontinued operations, net of tax and realized gains, net of tax, plus realized losses, net of tax.

Operating Expenses - Total expenses less integration/restructuring charges, market impact on variable annuity guaranteed living benefits and expense from consolidated investment entities.

Operating Net Investment Income - Net investment income minus net realized gains (losses) and net investment income from consolidated investment entities.

Operating Return on Allocated Equity - Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

Operating Total Net Revenues - Total net revenues less realized gains plus realized losses less revenue from consolidated investment entities and integration/restructuring.

Pretax Operating Earnings - Income from continuing operations before income tax provision plus or minus net realized gains (losses) plus integration/restructuring charges plus market impact on variable annuity guaranteed living benefits minus pretax income (loss) from consolidated investment entities.

Pretax Operating Margin - A ratio representing pretax operating earnings as a percentage of operating total net revenues.

Pretax Income (Loss) Margin - A ratio representing pretax income (loss) as a percentage of total net revenues.

Risk Margin and Nonperformance Spread Impact - The portion of the market impact on variable annuity guaranteed living benefits related to liability valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“ASC 820”) that management considers to be non-economic, including the impact of discounting projected benefits at a rate reflecting a current estimate of RiverSource Life’s nonperformance spread.

Separate Account - Represents assets and liabilities that are maintained and established primarily for the purpose of funding variable annuity and insurance products. The assets of the separate account are only available to fund the liabilities of the variable annuity contract holders and others with contracts requiring premiums or other deposits to the separate account. Clients elect to invest premiums in stock, bond and/or money market funds depending on their risk tolerance. All investment performance, net of fees, is passed through to the client.

Threadneedle - Threadneedle Asset Management Holdings Sarl is a holding company for the London-based Threadneedle companies, which provide investment management products and services.

Total Ameriprise Financial Capital - Total Ameriprise Financial shareholders’ equity plus total Ameriprise Financial long-term debt. Total Ameriprise Financial capital is also presented from continuing operations excluding fair value of hedges, unamortized discount and equity of CIEs.

Total Ameriprise Financial Long-term Debt to Total Ameriprise Financial Capital Ratio - A ratio comprised of total Ameriprise Financial long-term debt divided by Ameriprise Financial capital. We also present total Ameriprise Financial long-term debt to total Ameriprise Financial capital from continuing operations ratios excluding fair value of hedges, unamortized discount and equity of consolidated investment entities.

Wrap Accounts - Wrap accounts enable our clients to purchase other securities such as mutual funds in connection with investment advisory fee-based “wrap account” programs or services. We offer clients the opportunity to select products that include affiliated and non-affiliated funds. We currently offer both discretionary and non-discretionary investment advisory wrap accounts. In a discretionary wrap account, an unaffiliated investment advisor or our investment management subsidiary, Columbia Management Investment Advisers, LLC, chooses the underlying investments in the portfolio on behalf of the client. In a non-discretionary wrap account, the client chooses the underlying investments in the portfolio based, to the extent the client elects, in part or whole on the recommendations of their financial advisor. Investors in our wrap accounts generally pay an asset-based fee based on the assets held in their wrap accounts. These investors also pay any related fees or costs included in the underlying securities held in that account, such as underlying mutual fund operating expenses and Rule 12b-1 fees.

Exhibit A

Statistical Supplement Package

(unaudited)

Third Quarter 2012

Disclosed Items

Ameriprise Financial, Inc.

Disclosed Items

3 Qtr 2012

Excluded from Operating Earnings

	Advice & Wealth Management	Annuities		Protection	Corporate and Eliminations
			Market Impact on
	Securities	Securities	VA Guaranteed	Securities	Securities		Restructuring
(in millions, unaudited)	Gains/(Losses) (1)	Gains/(Losses) (1)	Living Benefits (2)(8)	Gains/(Losses) (1)	Gains/(Losses) (1)	CIEs (3)	Charges (4)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$(11)	$—
Distribution fees	—	—	—	—	—	—	—
Net investment income	(67)	1	—	(1)	(1)	43	(7)
Premiums	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	(5)	—
Total revenues	(67)	1	—	(1)	(1)	27	(7)
Banking and deposit interest expense	—	—	—	—	—	—	1
Total net revenues	(67)	1	—	(1)	(1)	27	(8)

Expenses
Distribution expenses	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	117	—	—	—	—
Amortization of deferred acquisition costs	—	—	(26)	—	—	—	—
Interest and debt expense	—	—	—	—	—	44	—
General and administrative expense	—	—	—	—	—	5	9
Total expenses	—	—	91	—	—	49	9
Pretax segment income (loss)	(67)	1	(91)	(1)	(1)	(22)	(17)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	(22)	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$(67)	$1	$(91)	$(1)	$(1)	$—	$(17)

Included in Operating Earnings

	Asset Management	Annuities		Protection
	Hedge Fund	Market	Valuation	Market	Valuation
	Redemption	Impacts	Assumptions &	Impacts	Assumptions &
(in millions, unaudited)	Performance Fees (5)	to DAC/DSIC (6)	Model Changes (7)(8)	to DAC/DSIC (6)	Model Changes (7)
Revenues
Management and financial advice fees	$ *	$—	$—	$—	$—
Distribution fees	—	—	—	—	—
Net investment income	—	—	—	—	—
Premiums	—	—	—	—	—
Other revenues	—	—	—	—	(41)
Total revenues	—	—	—	—	(41)
Banking and deposit interest expense	—	—	—	—	—
Operating total net revenues	—	—	—	—	(41)

Expenses
Distribution expenses	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	(3)	32	—	(14)
Amortization of deferred acquisition costs	—	(11)	28	(1)	(14)
Interest and debt expense	—	—	—	—	—
General and administrative expense	*	—	—	—	—
Operating expenses	—	(14)	60	(1)	(28)
Pretax operating earnings	$7	$14	$(60)	$1	$(13)

(1)             Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)             Variable annuity guaranteed living benefit impacts include:

$123 million net expense related to hedged variable annuity living benefits

$32 million decrease in DAC and DSIC amortization resulting from hedged living benefits

(3)             Reflects revenues and expenses of Consolidated Investment Entities

(4)             Non-recurring restructuring charges related to exiting the banking business

(5)             The Company has chosen not to disclose the gross revenue and expense amounts for competitive reasons, but instead has shown the net impact on pretax operating earnings

(6)             Decrease in DAC and DSIC amortization from higher than projected separate account growth

(7)             Net pretax impact of annual review/updating of valuation assumptions and model changes

(8)             $10 million expense attributable to annual review/updating of valuation assumptions and model changes is excluded from operating earnings and disclosed as part of the Market Impact on VA Guaranteed Living Benefits

Ameriprise Financial, Inc.

Disclosed Items

2 Qtr 2012

Excluded from Operating Earnings

	Advice & Wealth Management	Asset Management	Annuities		Protection	Corporate and Eliminations
				Market Impact on
	Securities	Integration	Securities	VA Guaranteed	Securities	Securities		Restructuring
(in millions, unaudited)	Gains/(Losses) (1)	Charges (2)	Gains/(Losses) (1)	Living Benefits (3)	Gains/(Losses) (1)	Gains/(Losses) (1)	CIEs (4)	Charges (5)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$(10)	$—
Distribution fees	—	—	—	—	—	—	—	—
Net investment income	(4)	—	(2)	—	(1)	2	14	—
Premiums	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	(3)	—
Total revenues	(4)	—	(2)	—	(1)	2	1	—
Banking and deposit interest expense	—	—	—	—	—	—	—	—
Total net revenues	(4)	—	(2)	—	(1)	2	1	—

Expenses
Distribution expenses	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	11	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	5	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	48	—
General and administrative expense	—	22	—	—	—	—	6	4
Total expenses	—	22	—	16	—	—	54	4
Pretax segment income (loss)	(4)	(22)	(2)	(16)	(1)	2	(53)	(4)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	(53)	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$(4)	$(22)	$(2)	$(16)	$(1)	$2	$—	$(4)

Included in Operating Earnings

	Annuities			Protection			Consolidated
			Market		Market	Auto & Home
	Guaranty Fund	Valuation	Impacts	Reserve	Impacts	Catastrophe	Net Tax-
(in millions, unaudited)	Assessments (6)	Model Updates (7)	to DAC/DSIC (8)	Release (9)	to DAC/DSIC (8)	Losses (10)	Related Item (11)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—	—
Premiums	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—
Total revenues	—	—	—	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—	—	—
Operating total net revenues	—	—	—	—	—	—	—

Expenses
Distribution expenses	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	2	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	12	3	(9)	—	8	—
Amortization of deferred acquisition costs	—	—	8	—	1	—	—
Interest and debt expense	—	—	—	—	—	—	—
General and administrative expense	6	—	—	—	—	—	—
Operating expenses	6	14	11	(9)	1	8	—
Pretax operating earnings	$(6)	$(14)	$(11)	$9	$(1)	$(8)	$—
Net tax-related item							$40

(1)             Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)             Non-recurring integration charges related to Columbia Management acquisition

(3)             Variable annuity guaranteed living benefit impacts include:

$9 million net expense related to hedged variable annuity living benefits

$7 million increase in DAC and DSIC amortization resulting from hedged living benefits

(4)             Reflects revenues and expenses of Consolidated Investment Entities

(5)             Non-recurring restructuring charges related to exiting the banking business

(6)             Insurance industry guaranty fund assessments, primarily related to Executive Life of NY (unaffiliated)

(7)             Revisions to certain calculations in the valuation of our insurance and annuity products

(8)             Increase in DAC and DSIC amortization from lower than projected separate account growth

(9)             Release of excess life insurance reserve

(10)        Above the normal expected level of claims experience due to storms; total catastrophe losses were $17 million for the quarter

(11)        Tax-related item related to incomplete data received from a third party service provider for securities lending activities in prior periods

Ameriprise Financial, Inc.

Disclosed Items

1 Qtr 2012

Excluded from Operating Earnings

	Advice & Wealth Management	Asset Management	Annuities		Corporate and Eliminations
				Market Impact on
	Securities	Integration	Securities	VA Guaranteed	Securities
(in millions, unaudited)	Gains/(Losses) (1)	Charges (2)	Gains/(Losses) (1)	Living Benefits (3)	Gains/(Losses) (1)	CIEs (4)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$(10)
Distribution fees	—	—	—	—	—	—
Net investment income	(4)	—	1	—	1	61
Premiums	—	—	—	—	—	—
Other revenues	—	—	—	—	—	1
Total revenues	(4)	—	1	—	1	52
Banking and deposit interest expense	—	—	—	—	—	—
Total net revenues	(4)	—	1	—	1	52

Expenses
Distribution expenses	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	149	—	—
Amortization of deferred acquisition costs	—	—	—	(36)	—	—
Interest and debt expense	—	—	—	—	—	46
General and administrative expense	—	23	—	—	—	2
Total expenses	—	23	—	113	—	48
Pretax segment income (loss)	(4)	(23)	1	(113)	1	4
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	4
Pretax segment gain (loss) attributable to Ameriprise Financial	$(4)	$(23)	$1	$(113)	$1	$—

Included in Operating Earnings

	Asset Management		Annuities		Protection
		Threadneedle		Market	Market
	Threadneedle	FSA Regulatory	Valuation	Impacts	Impacts
(in millions, unaudited)	Valuation (5)	Levy (6)	Model Updates (7)	to DAC/DSIC (8)	to DAC/DSIC (8)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—
Net investment income	—	—	—	—	—
Premiums	—	—	—	—	—
Other revenues	—	—	—	—	—
Total revenues	—	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—
Operating total net revenues	—	—	—	—	—

Expenses
Distribution expenses	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	(23)	(6)	—
Amortization of deferred acquisition costs	—	—	3	(18)	(2)
Interest and debt expense	—	—	—	—	—
General and administrative expense	(2)	(2)	—	—	—
Operating expenses	(2)	(2)	(20)	(24)	(2)
Pretax operating earnings	$2	$2	$20	$24	$2

(1)             Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)             Non-recurring integration charges related to Columbia Management acquisition

(3)             Variable annuity guaranteed living benefit impacts include:

$158 million net expense related to hedged variable annuity living benefits

$45 million decrease in DAC and DSIC amortization resulting from hedged living benefits

(4)             Reflects revenues and expenses of Consolidated Investment Entities

(5)             Impact related to Threadneedle’s estimated change in market valuation attributable to its employee incentive compensation program

(6)             Partial refund of 2011 industry-wide Financial Services Authority levy

(7)             Revisions to certain calculations in the valuation of Variable Annuities

(8)             Decrease in DAC and DSIC amortization from higher than projected separate account growth

Ameriprise Financial, Inc.

Disclosed Items

4 Qtr 2011

Excluded from Operating Earnings

	Advice & Wealth Management	Asset Management		Annuities		Corporate and Eliminations
					Market Impact on
	Securities	Securities	Integration	Securities	VA Guaranteed	Securities
(in millions, unaudited)	Gains/(Losses) (1)	Gains/(Losses) (1)	Charges (2)	Gains/(Losses) (1)	Living Benefits (3)	Gains/(Losses) (1)	CIEs (4)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$(20)
Distribution fees	—	—	—	—	—	—	—
Net investment income	(4)	1	—	5	—	(1)	112
Premiums	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	34
Total revenues	(4)	1	—	5	—	(1)	126
Banking and deposit interest expense	—	—	—	—	—	—	—
Total net revenues	(4)	1	—	5	—	(1)	126

Expenses
Distribution expenses	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	152	—	—
Amortization of deferred acquisition costs	—	—	—	—	(41)	—	—
Interest and debt expense	—	—	—	—	—	—	73
General and administrative expense	—	—	21	—	—	—	8
Total expenses	—	—	21	—	111	—	81
Pretax segment income (loss)	(4)	1	(21)	5	(111)	(1)	45
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	45
Pretax segment gain (loss) attributable to Ameriprise Financial	$(4)	$1	$(21)	$5	$(111)	$(1)	$—

Included in Operating Earnings

	Asset Management	Annuities		Protection
		Indexed	Market	Market
		Annuity Reserve	Impacts	Impacts
(in millions, unaudited)	CDO Gain (5)	Adjustment (6)	to DAC/DSIC (7)	to DAC/DSIC (7)
Revenues
Management and financial advice fees	$9	$—	$—	$—
Distribution fees	—	—	—	—
Net investment income	6	—	—	—
Premiums	—	—	—	—
Other revenues	—	—	—	—
Total revenues	15	—	—	—
Banking and deposit interest expense	—	—	—	—
Operating total net revenues	15	—	—	—

Expenses
Distribution expenses	—	—	—	—
Interest credited to fixed accounts	—	8	—	—
Benefits, claims, losses and settlement expenses	—	—	(4)	—
Amortization of deferred acquisition costs	—	—	(12)	(1)
Interest and debt expense	—	—	—	—
General and administrative expense	4	—	—	—
Operating expenses	4	8	(16)	(1)
Pretax operating earnings	$11	$(8)	$16	$1

(1)             Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)             Non-recurring integration charges related to Columbia Management acquisition

(3)             Variable annuity guaranteed living benefit impacts include:

$162 million net expense related to hedged variable annuity living benefits

$51 million decrease in DAC and DSIC amortization resulting from hedged living benefits

(4)             Reflects revenues and expenses of Consolidated Investment Entities

(5)             Gain on liquidation of CDO

(6)             Adjustment in the liability for a closed book of indexed annuities

(7)             Decrease in DAC and DSIC amortization from higher than projected separate account growth

Ameriprise Financial, Inc.

Disclosed Items

3 Qtr 2011

Excluded from Operating Earnings

	Advice & Wealth Management	Asset Management		Annuities		Protection	Corporate and Eliminations
					Market Impact on
	Securities	Securities	Integration	Securities	VA Guaranteed	Securities	Securities
(in millions, unaudited)	Gains/(Losses) (1)	Gains/(Losses) (1)	Charges (2)	Gains/(Losses) (1)	Living Benefits (3)(9)	Gains/(Losses) (1)	Gains/(Losses) (1)	CIEs (4)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$(9)
Distribution fees	—	—	—	—	—	—	—	—
Net investment income	(2)	2	—	(2)	—	(1)	1	(65)
Premiums	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—	22
Total revenues	(2)	2	—	(2)	—	(1)	1	(52)
Banking and deposit interest expense	—	—	—	—	—	—	—	—
Total net revenues	(2)	2	—	(2)	—	(1)	1	(52)

Expenses
Distribution expenses	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	(119)	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	42	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	47
General and administrative expense	—	—	24	—	—	—	—	6
Total expenses	—	—	24	—	(77)	—	—	53
Pretax segment income (loss)	(2)	2	(24)	(2)	77	(1)	1	(105)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—	(105)
Pretax segment gain (loss) attributable to Ameriprise Financial	$(2)	$2	$(24)	$(2)	$77	$(1)	$1	$—

Included in Operating Earnings

	Advice & Wealth Management	Asset Management	Annuities			Protection
				Market	Valuation	Market	Valuation	Auto & Home
	Structured Securities	Threadneedle	Structured Securities	Impacts	Assumptions &	Impacts	Assumptions &	Catastrophe
(in millions, unaudited)	Investment Income (5)	Project Costs (6)	Investment Income (5)	to DAC/DSIC (7)	Model Changes (8)(9)	to DAC/DSIC (7)	Model Changes (8)	Losses (10)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—	—
Net investment income	6	—	37	—	—	—	—	—
Premiums	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	(20)	—
Total revenues	6	—	37	—	—	—	(20)	—
Banking and deposit interest expense	—	—	—	—	—	—	—	—
Operating total net revenues	6	—	37	—	—	—	(20)	—

Expenses
Distribution expenses	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	1	9	(40)	—	(4)	18
Amortization of deferred acquisition costs	—	—	2	30	39	3	(1)	—
Interest and debt expense	—	—	—	—	—	—	—	—
General and administrative expense	—	10	—	—	—	—	—	—
Operating expenses	—	10	3	39	(1)	3	(5)	18
Pretax operating earnings	$6	$(10)	$34	$(39)	$1	$(3)	$(15)	$(18)

(1)             Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)             Non-recurring integration charges related to Columbia Management acquisition

(3)             Variable annuity guaranteed living benefit impacts include:

$130 million net benefit related to hedged variable annuity living benefits

$53 million increase in DAC and DSIC amortization resulting from hedged living benefits

(4)             Reflects revenues and expenses of Consolidated Investment Entities

(5)             Adjustment for additional bond discount amortization investment income related to prior periods resulting from revisions to the accounting classification of certain structured securities

(6)             Threadneedle project implementation costs primarily related to a new transfer agency agreement

(7)             Increase in DAC and DSIC amortization from lower than projected separate account growth

(8)             Net pretax impact of annual review/updating of valuation assumptions and model changes

(9)             $4 million expense attributable to annual review/updating of valuation assumptions and model changes is excluded from operating earnings and disclosed as part of the Market Impact on VA Guaranteed Living Benefits

(10)        Above the normal expected level of claims experience due to storms; total catastrophe losses were $23 million for the quarter

Exhibit B

Statistical Supplement Package

(unaudited)

Third Quarter 2012

Non-GAAP Financial Measure Reconciliations

Ameriprise Financial, Inc.

Non-GAAP Financial Measure Reconciliations

Third Quarter 2012

						Year-to-date
(in millions unless otherwise noted, unaudited)	3 Qtr 2011	4 Qtr 2011	1 Qtr 2012	2 Qtr 2012	3 Qtr 2012	2011	2012
Return on Equity
Net income attributable to Ameriprise Financial (last twelve months)	$1,144	$1,116	$1,119	$1,027	$876	$1,144	$876
Less income (loss) from discontinued operations, net of tax (last twelve months)	(99)	(60)	10	13	10	(99)	10
Net income from continuing operations attributable to Ameriprise Financial (last twelve months)	1,243	1,176	1,109	1,014	866	1,243	866
Less adjustments (1)	(53)	(98)	(156)	(172)	(320)	(53)	(320)
Operating earnings (last twelve months)	$1,296	$1,274	$1,265	$1,186	$1,186	$1,296	$1,186

Total Ameriprise Financial shareholders’ equity (five point quarter end average)	$9,303	$9,169	$9,114	$9,072	$9,057	$9,303	$9,057
Less assets and liabilities held for sale (five point quarter end average)	50	30	11	16	21	50	21
Less AOCI, net of tax (five point quarter end average)	753	701	741	804	912	753	912
Total Ameriprise Financial shareholders’ equity from continuing operations excluding AOCI (five point quarter end average)	8,500	8,438	8,362	8,252	8,124	8,500	8,124
Less equity impacts attributable to the consolidated investment entities (five point quarter end average)	510	478	454	427	406	510	406
Operating equity (five point quarter end average)	$7,990	$7,960	$7,908	$7,825	$7,718	$7,990	$7,718

Return on equity excluding AOCI	14.6%	13.9%	13.3%	12.3%	10.7%	14.6%	10.7%
Operating return on equity excluding AOCI	16.2%	16.0%	16.0%	15.2%	15.4%	16.2%	15.4%

Effective Tax Rate
Income from continuing operations before income tax provision	$326	$326	$322	$299	$199	$1,121	$820
Less pretax income (loss) attributable to noncontrolling interests	(105)	45	4	(53)	(22)	(151)	(71)
Income from continuing operations before income tax provision excluding consolidated investment entities (CIEs)	431	281	318	352	221	1,272	891
Less adjustments (2)	51	(131)	(138)	(47)	(176)	(20)	(361)
Pretax operating earnings	$380	$412	$456	$399	$397	$1,292	$1,252

Income tax provision from continuing operations	$109	$58	$73	$128	$47	$319	$248
Operating income tax provision	$91	$104	$121	$145	$108	$326	$374

Effective tax rate (3)	33.2%	17.9%	22.6%	42.8%	23.8%	28.4%	30.3%
Effective tax rate excluding noncontrolling interests (3)	25.2%	20.7%	22.9%	36.4%	21.4%	25.1%	27.9%
Operating effective tax rate (3)	23.9%	25.2%	26.5%	36.3%	27.2%	25.2%	29.9%

(1)             Adjustments reflect the trailing twelve months’ sum of after-tax net realized gains/losses; the market impact on variable annuity guaranteed living benefits net of hedges and related DSIC and DAC amortization; and integration/restructuring charges.

(2)             Adjustments reflect net realized gains/losses; the market impact on variable annuity guaranteed living benefits net of hedges and related DSIC and DAC amortization; and integration/restructuring charges.

(3)             Q2 2012 includes a tax-related item related to incomplete data received from a third party service provider for securities lending activities in prior periods.

Ameriprise Financial, Inc.

Non-GAAP Financial Measure Reconciliations

Third Quarter 2012

(in millions unless otherwise noted, unaudited)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012
Long-term Debt Summary
Senior notes	$2,098	$2,099	$2,087	$2,109	$2,119
Junior subordinated notes	306	294	294	294	294
Total Ameriprise Financial long-term debt	2,404	2,393	2,381	2,403	2,413
Less fair value of hedges and unamortized discount	148	149	137	159	169
Total Ameriprise Financial long-term debt excluding fair value of hedges and unamortized discount	$2,256	$2,244	$2,244	$2,244	$2,244

Equity Summary
Total equity	$9,737	$9,694	$9,749	$9,613	$9,821
Less noncontrolling interests	716	706	634	608	664
Total Ameriprise Financial shareholders’ equity	9,021	8,988	9,115	9,005	9,157
Less equity of consolidated investment entities	347	402	413	370	365
Less assets and liabilities held for sale	105	—	—	—	—
Total Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs	$8,569	$8,586	$8,702	$8,635	$8,792

Capital Summary
Total Ameriprise Financial long-term debt	$2,404	$2,393	$2,381	$2,403	$2,413
Total Ameriprise Financial shareholders’ equity	9,021	8,988	9,115	9,005	9,157
Total Ameriprise Financial capital	11,425	11,381	11,496	11,408	11,570
Less equity of consolidated investment entities	347	402	413	370	365
Less assets and liabilities held for sale	105	—	—	—	—
Less fair value of hedges and unamortized discount	148	149	137	159	169
Total Ameriprise Financial capital from continuing operations excluding fair value of hedges, unamortized discount and equity of CIEs	$10,825	$10,830	$10,946	$10,879	$11,036

Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	21.0%	21.0%	20.7%	21.1%	20.9%
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital from continuing operations excluding fair value of hedges, unamortized discount and equity of CIEs	20.8%	20.7%	20.5%	20.6%	20.3%

Ameriprise Financial shareholders’ equity	$9,021	$8,988	$9,115	$9,005	$9,157
AOCI	749	751	851	942	1,267
Appropriated retained earnings of CIEs	380	428	440	394	390
AOCI attributable to CIEs	(33)	(26)	(27)	(24)	(25)
Assets and liabilities held for sale	105	—	—	—	—

Ameriprise Financial shareholders’ equity	$9,021	$8,988	$9,115	$9,005	$9,157
Less assets and liabilities held for sale	105	—	—	—	—
Less AOCI	749	751	851	942	1,267
Ameriprise Financial shareholders’ equity from continuing operations excluding AOCI	$8,167	$8,237	$8,264	$8,063	$7,890

Ameriprise Financial shareholders’ equity	$9,021	$8,988	$9,115	$9,005	$9,157
Less assets and liabilities held for sale	105	—	—	—	—
Less appropriated retained earnings of CIEs	380	428	440	394	390
Less AOCI	749	751	851	942	1,267
Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs and AOCI	$7,787	$7,809	$7,824	$7,669	$7,500